UBS

Fixed Income Research cmoprol.59S

MAST0307A 30 year 5.5

Cmoproj

9:33:46 pm July 22, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

1A1 200,000,000.00 5.50000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

5.5000 Price	07/29/03 30 PSA 100	year 5.91 PSA 150	358.00 PSA 200	300.OPSA PSA 325	101:16 PSA 400	PSA 500	PSA 600	PSA 700	PSA 1000
101:00	5.378	5.345	5.312	5.229	5.180	5.115	5.053	4.992	4.825
101:01	5.374	5.340	5.306	5.221	5.171	5.105	5.041	4.979	4.808
101:02	5.370	5.335	5.301	5.214	5.162	5.095	5.030	4.966	4.792
101:03	5.365	5.331	5.295	5.206	5.154	5.085	5.018	4.953	4.775
101:04	5.361	5.326	5.289	5.199	5.145	5.075	5.007	4.940	4.758
101:05	5.357	5.321	5.284	5.191	5.136	5.065	4.995	4.927	4.742
101:06	5.353	5.316	5.278	5.184	5.128	5.055	4.984	4.914	4.725
101:07	5.349	5.311	5.272	5.176	5.119	5.045	4.972	4.901	4.708
101:08	5.344	5.306	5.267	5.169	5.110	5.035	4.961	4.888	4.692
101:09	5.340	5.301	5.261	5.161	5.102	5.024	4.949	4.876	4.675
101:10	5.336	5.296	5.256	5.154	5.093	5.014	4.938	4.863	4.658
101:11	5.332	5.291	5.250	5.146	5.085	5.004	4.926	4.850	4.642
101:12	5.328	5.286	5.244	5.139	5.076	4.994	4.915	4.837	4.625
101:13	5.324	5.281	5.239	5.131	5.067	4.984	4.903	4.824	4.608
101:14	5.319	5.277	5.233	5.124	5.059	4.974	4.892	4.811	4.592
101:15	5.315	5.272	5.227	5.116	5.050	4.964	4.880	4.798	4.575
101:16	5.311	5.267	5.222	5.109	5.042	4.954	4.869	4.786	4.559
101:17	5.307	5.262	5.216	5.101	5.033	4.944	4.857	4.773	4.542
101:18	5.303	5.257	5.210	5.094	5.024	4.934	4.846	4.760	4.526
101:19	5.299	5.252	5.205	5.086	5.016	4.924	4.834	4.747	4.509
101:20	5.295	5.247	5.199	5.079	5.007	4.914	4.823	4.734	4.492
101:21	5.290	5.242	5.194	5.071	4.999	4.904	4.812	4.722	4.476
101:22	5.286	5.238	5.188	5.064	4.990	4.894	4.800	4.709	4.459
101:23	5.282	5.233	5.182	5.056	4.981	4.884	4.789	4.696	4.443
101:24	5.278	5.228	5.177	5.049	4.973	4.874	4.777	4.683	4.426
101:25	5.274	5.223	5.171	5.041	4.964	4.864	4.766	4.671	4.410
101:26	5.270	5.218	5.166	5.034	4.956	4.854	4.755	4.658	4.393
101:27	5.266	5.213	5.160	5.026	4.947	4.844	4.743	4.645	4.377
101:28	5.261	5.208	5.154	5.019	4.939	4.834	4.732	4.632	4.360
101:29	5.257	5.204	5.149	5.011	4.930	4.824	4.720	4.619	4.344
101:30	5.253	5.199	5.143	5.004	4.922	4.814	4.709	4.607	4.327
101:31	5.249	5.194	5.138	4.997	4.913	4.804	4.698	4.594	4.311
Avg Life	11.093	8.911	7.375	5.092	4.291	3.557	3.048	2.675	2.012
Duration	7.377	6.278	5.450	4.093	3.567	3.054	2.678	2.391	1.850
First Pay	8/03	8/03	8/03	8/03	8/03	8/03	8/03	8/03	8/03
Last Pay	5/33	5/33	5/33	5/33	5/33	5/33	5/33	12/32	9/08

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307A 30 year 5.5

Cmoproj

9:33:36 pm July 22, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

1A2 249,623,000.00 5.50000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

5.5000 Price	07/29/03 30 PSA 100	year 5.91 PSA 150	358.00 PSA 200	300.OPSA PSA 325	101:12 PSA 400	PSA 500	PSA 600	PSA 700	PSA 1000
100:28	5.395	5.365	5.335	5.259	5.214	5.156	5.099	5.043	4.892
100:29	5.390	5.360	5.329	5.252	5.206	5.146	5.087	5.031	4.875
100:30	5.386	5.355	5.323	5.244	5.197	5.136	5.076	5.018	4.858
100:31	5.382	5.350	5.318	5.236	5.188	5.126	5.064	5.005	4.842
101:00	5.378	5.345	5.312	5.229	5.180	5.115	5.053	4.992	4.825
101:01	5.374	5.340	5.306	5.221	5.171	5.105	5.041	4.979	4.808
101:02	5.370	5.335	5.301	5.214	5.162	5.095	5.030	4.966	4.792
101:03	5.365	5.331	5.295	5.206	5.154	5.085	5.018	4.953	4.775
101:04	5.361	5.326	5.289	5.199	5.145	5.075	5.007	4.940	4.758
101:05	5.357	5.321	5.284	5.191	5.136	5.065	4.995	4.927	4.742
101:06	5.353	5.316	5.278	5.184	5.128	5.055	4.984	4.914	4.725
101:07	5.349	5.311	5.272	5.176	5.119	5.045	4.972	4.901	4.708
101:08	5.344	5.306	5.267	5.169	5.110	5.035	4.961	4.888	4.692
101:09	5.340	5.301	5.261	5.161	5.102	5.024	4.949	4.876	4.675
101:10	5.336	5.296	5.256	5.154	5.093	5.014	4.938	4.863	4.658
101:11	5.332	5.291	5.250	5.146	5.085	5.004	4.926	4.850	4.642
101:12	5.328	5.286	5.244	5.139	5.076	4.994	4.915	4.837	4.625
101:13	5.324	5.281	5.239	5.131	5.067	4.984	4.903	4.824	4.608
101:14	5.319	5.277	5.233	5.124	5.059	4.974	4.892	4.811	4.592
101:15	5.315	5.272	5.227	5.116	5.050	4.964	4.880	4.798	4.575
101:16	5.311	5.267	5.222	5.109	5.042	4.954	4.869	4.786	4.559
101:17	5.307	5.262	5.216	5.101	5.033	4.944	4.857	4.773	4.542
101:18	5.303	5.257	5.210	5.094	5.024	4.934	4.846	4.760	4.526
101:19	5.299	5.252	5.205	5.086	5.016	4.924	4.834	4.747	4.509
101:20	5.295	5.247	5.199	5.079	5.007	4.914	4.823	4.734	4.492
101:21	5.290	5.242	5.194	5.071	4.999	4.904	4.812	4.722	4.476
101:22	5.286	5.238	5.188	5.064	4.990	4.894	4.800	4.709	4.459
101:23	5.282	5.233	5.182	5.056	4.981	4.884	4.789	4.696	4.443
101:24	5.278	5.228	5.177	5.049	4.973	4.874	4.777	4.683	4.426
101:25	5.274	5.223	5.171	5.041	4.964	4.864	4.766	4.671	4.410
101:26	5.270	5.218	5.166	5.034	4.956	4.854	4.755	4.658	4.393
101:27	5.266	5.213	5.160	5.026	4.947	4.844	4.743	4.645	4.377
Avg Life	11.093	8.911	7.375	5.092	4.291	3.557	3.048	2.675	2.012
Duration	7.371	6.272	5.445	4.089	3.564	3.051	2.676	2.389	1.848
First Pay	8/03	8/03	8/03	8/03	8/03	8/03	8/03	8/03	8/03
Last Pay	5/33	5/33	5/33	5/33	5/33	5/33	5/33	1/33	9/08

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307B 30 year 6.#

Cmoproj

9:40:46 pm July 22, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

2A4 95,294,106.00 3.25000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

3.2500 Price	07/30/03 30 PSA 100	year 5.39 PSA 125	179.29 PSA 200	325.OPSA PSA 325	99:16 PSA 400	PSA 500	PSA 600	PSA 700	PSA 1000
99:00	3.472	3.487	3.500	3.499	3.496	3.494	3.517	3.540	3.609
99:01	3.464	3.478	3.491	3.490	3.487	3.485	3.507	3.529	3.595
99:02	3.456	3.469	3.481	3.481	3.478	3.476	3.497	3.519	3.582
99:03	3.448	3.461	3.472	3.472	3.469	3.467	3.487	3.508	3.568
99:04	3.440	3.452	3.463	3.463	3.460	3.458	3.477	3.497	3.555
99:05	3.432	3.444	3.454	3.454	3.451	3.450	3.468	3.486	3.541
99:06	3.424	3.435	3.445	3.445	3.442	3.441	3.458	3.476	3.528
99:07	3.416	3.426	3.436	3.435	3.433	3.432	3.448	3.465	3.514
99:08	3.408	3.418	3.427	3.426	3.424	3.423	3.438	3.454	3.501
99:09	3.400	3.409	3.418	3.417	3.415	3.414	3.428	3.444	3.487
99:10	3.392	3.401	3.409	3.408	3.406	3.405	3.419	3.433	3.474
99:11	3.384	3.392	3.400	3.399	3.397	3.396	3.409	3.422	3.461
99:12	3.376	3.384	3.390	3.390	3.389	3.387	3.399	3.411	3.447
99:13	3.368	3.375	3.381	3.381	3.380	3.379	3.389	3.401	3.434
99:14	3.360	3.367	3.372	3.372	3.371	3.370	3.380	3.390	3.420
99:15	3.352	3.358	3.363	3.363	3.362	3.361	3.370	3.379	3.407
99:16	3.344	3.349	3.354	3.354	3.353	3.352	3.360	3.369	3.393
99:17	3.336	3.341	3.345	3.345	3.344	3.343	3.350	3.358	3.380
99:18	3.328	3.332	3.336	3.336	3.335	3.334	3.341	3.347	3.367
99:19	3.320	3.324	3.327	3.327	3.326	3.326	3.331	3.337	3.353
99:20	3.312	3.315	3.318	3.318	3.317	3.317	3.321	3.326	3.340
99:21	3.304	3.307	3.309	3.309	3.308	3.308	3.312	3.315	3.326
99:22	3.296	3.298	3.300	3.300	3.299	3.299	3.302	3.305	3.313
99:23	3.288	3.290	3.291	3.291	3.290	3.290	3.292	3.294	3.300
99:24	3.281	3.281	3.282	3.282	3.282	3.281	3.282	3.283	3.286
99:25	3.273	3.273	3.273	3.273	3.273	3.273	3.273	3.273	3.273
99:26	3.265	3.264	3.264	3.264	3.264	3.264	3.263	3.262	3.260
99:27	3.257	3.256	3.255	3.255	3.255	3.255	3.253	3.252	3.246
99:28	3.249	3.247	3.246	3.246	3.246	3.246	3.244	3.241	3.233
99:29	3.241	3.239	3.237	3.237	3.237	3.237	3.234	3.230	3.220
99:30	3.233	3.230	3.228	3.228	3.228	3.229	3.224	3.220	3.206
99:31	3.225	3.222	3.219	3.219	3.219	3.220	3.215	3.209	3.193
Avg Life	4.375	4.052	3.800	3.811	3.874	3.928	3.526	3.186	2.490
Duration	3.931	3.665	3.454	3.463	3.511	3.543	3.217	2.934	2.336
First Pay	8/03	8/03	8/03	8/03	8/03	8/03	8/03	8/03	8/03
Last Pay	6/12	11/11	9/11	11/11	10/12	7/18	7/18	7/18	12/09

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307B 30 year 6.#

Cmoproj

9:41:08 pm July 22, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

2A6 43,981,894.00 6.55000 0 1.000000 1ML 1.8500 7.60000 -1.00000 7.60000

Floor Current Settle

Deal WAC WAM Pricing Duration

Coupon

Date

Speed

@ Px

0.00000

6.5500

07/30/03

1ML30 year

5.39

179.29

325.OPSA

10:14

7.600 + -1.000 * 1ML cap: 7.600

Price	PSA 100	PSA 125	PSA 200	PSA 325	PSA 400	PSA 500	PSA 600	PSA 700	PSA 1000
9:30	48.148	46.242	44.360	44.387	44.524	44.315	41.963	39.006	28.571
9:31	47.904	45.995	44.111	44.138	44.276	44.067	41.707	38.742	28.285
10:00	47.662	45.749	43.863	43.891	44.030	43.821	41.453	38.481	28.002
10:01	47.421	45.506	43.617	43.645	43.785	43.577	41.200	38.220	27.720
10:02	47.181	45.263	43.372	43.400	43.542	43.334	40.950	37.962	27.439
10:03	46.943	45.023	43.129	43.157	43.300	43.092	40.700	37.705	27.161
10:04	46.707	44.783	42.887	42.916	43.060	42.852	40.453	37.450	26.884
10:05	46.472	44.546	42.647	42.676	42.821	42.614	40.206	37.196	26.609
10:06	46.239	44.310	42.409	42.438	42.584	42.377	39.962	36.944	26.335
10:07	46.007	44.075	42.172	42.201	42.348	42.142	39.719	36.693	26.063
10:08	45.776	43.842	41.936	41.966	42.114	41.908	39.477	36.444	25.793
10:09	45.547	43.610	41.702	41.732	41.882	41.676	39.237	36.196	25.524
10:10	45.320	43.380	41.469	41.499	41.650	41.445	38.999	35.950	25.257
10:11	45.094	43.151	41.238	41.268	41.421	41.216	38.761	35.706	24.991
10:12	44.869	42.923	41.008	41.039	41.192	40.988	38.526	35.463	24.727
10:13	44.646	42.697	40.780	40.811	40.965	40.761	38.292	35.221	24.464
10:14	44.424	42.472	40.553	40.584	40.740	40.536	38.059	34.981	24.203
10:15	44.203	42.249	40.327	40.358	40.516	40.312	37.827	34.742	23.944
10:16	43.984	42.027	40.103	40.134	40.293	40.090	37.598	34.505	23.686
10:17	43.766	41.807	39.880	39.912	40.071	39.869	37.369	34.269	23.429
10:18	43.550	41.587	39.658	39.690	39.851	39.649	37.142	34.034	23.174
10:19	43.334	41.369	39.438	39.470	39.632	39.431	36.916	33.801	22.920
10:20	43.120	41.153	39.219	39.252	39.415	39.214	36.691	33.570	22.668
10:21	42.908	40.937	39.002	39.034	39.199	38.998	36.468	33.339	22.417
10:22	42.696	40.723	38.785	38.818	38.984	38.784	36.247	33.110	22.168
10:23	42.486	40.510	38.570	38.603	38.770	38.571	36.026	32.883	21.920
10:24	42.277	40.299	38.356	38.390	38.558	38.359	35.807	32.656	21.673
10:25	42.070	40.088	38.144	38.177	38.347	38.149	35.589	32.431	21.428
10:26	41.863	39.879	37.932	37.966	38.137	37.939	35.372	32.208	21.184
10:27	41.658	39.671	37.722	37.756	37.928	37.731	35.157	31.985	20.942
10:28	41.454	39.465	37.513	37.548	37.721	37.524	34.943	31.764	20.701
10:29	41.252	39.259	37.306	37.340	37.515	37.319	34.730	31.544	20.461
Avg Life	4.375	4.052	3.800	3.811	3.874	3.928	3.526	3.186	2.490
Duration	1.342	1.325	1.311	1.313	1.320	1.322	1.279	1.240	1.140
First Pay	8/03	8/03	8/03	8/03	8/03	8/03	8/03	8/03	8/03
Last Pay	6/12	11/11	9/11	11/11	10/12	7/18	7/18	7/18	12/09

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307C 30 year 5.7

Cmoproj

9:53:35 pm July 22, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

3A1 40,082,000.00 5.00000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

5.0000 Price	07/31/03 30 PSA 100	year 5.90 PSA 125	238.00 PSA 200	325.OPSA PSA 325	100:29 PSA 400	PSA 500	PSA 600	PSA 700	PSA 1000
100:13	4.932	4.924	4.900	4.858	4.833	4.800	4.768	4.736	4.646
100:14	4.927	4.919	4.894	4.850	4.824	4.790	4.756	4.723	4.630
100:15	4.922	4.914	4.888	4.842	4.815	4.779	4.744	4.710	4.613
100:16	4.917	4.909	4.881	4.834	4.806	4.769	4.733	4.697	4.596
100:17	4.913	4.903	4.875	4.826	4.797	4.759	4.721	4.684	4.579
100:18	4.908	4.898	4.869	4.818	4.788	4.748	4.709	4.671	4.563
100:19	4.903	4.893	4.863	4.811	4.779	4.738	4.697	4.658	4.546
100:20	4.898	4.888	4.856	4.803	4.770	4.728	4.686	4.645	4.529
100:21	4.893	4.882	4.850	4.795	4.761	4.717	4.674	4.632	4.513
100:22	4.888	4.877	4.844	4.787	4.752	4.707	4.662	4.619	4.496
100:23	4.883	4.872	4.838	4.779	4.743	4.697	4.651	4.606	4.479
100:24	4.878	4.867	4.831	4.771	4.734	4.686	4.639	4.593	4.463
100:25	4.873	4.861	4.825	4.763	4.725	4.676	4.627	4.580	4.446
100:26	4.868	4.856	4.819	4.755	4.716	4.666	4.616	4.567	4.429
100:27	4.863	4.851	4.813	4.747	4.707	4.655	4.604	4.554	4.413
100:28	4.858	4.846	4.806	4.739	4.698	4.645	4.592	4.541	4.396
100:29	4.853	4.840	4.800	4.731	4.689	4.635	4.581	4.528	4.380
100:30	4.849	4.835	4.794	4.723	4.681	4.624	4.569	4.515	4.363
100:31	4.844	4.830	4.788	4.715	4.672	4.614	4.558	4.502	4.346
101:00	4.839	4.825	4.781	4.707	4.663	4.604	4.546	4.490	4.330
101:01	4.834	4.820	4.775	4.699	4.654	4.593	4.534	4.477	4.313
101:02	4.829	4.814	4.769	4.691	4.645	4.583	4.523	4.464	4.297
101:03	4.824	4.809	4.763	4.684	4.636	4.573	4.511	4.451	4.280
101:04	4.819	4.804	4.757	4.676	4.627	4.563	4.500	4.438	4.263
101:05	4.814	4.799	4.750	4.668	4.618	4.552	4.488	4.425	4.247
101:06	4.809	4.793	4.744	4.660	4.609	4.542	4.476	4.412	4.230
101:07	4.805	4.788	4.738	4.652	4.600	4.532	4.465	4.399	4.214
101:08	4.800	4.783	4.732	4.644	4.591	4.522	4.453	4.386	4.197
101:09	4.795	4.778	4.726	4.636	4.582	4.511	4.442	4.374	4.181
101:10	4.790	4.773	4.720	4.628	4.574	4.501	4.430	4.361	4.164
101:11	4.785	4.767	4.713	4.621	4.565	4.491	4.419	4.348	4.148
101:12	4.780	4.762	4.707	4.613	4.556	4.481	4.407	4.335	4.131
Avg Life	8.369	7.745	6.268	4.682	4.052	3.437	2.991	2.653	2.013
Duration	6.284	5.898	4.958	3.892	3.446	2.993	2.651	2.385	1.857
First Pay	8/03	8/03	8/03	8/03	8/03	8/03	8/03	8/03	8/03
Last Pay	5/23	5/23	5/23	5/23	5/23	5/23	5/23	5/23	9/09

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D LAS 30 year 5.2

Cmoproj

10:53:23 pm July 22, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A1 145,350,693.00 4.25000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

4.2500 Price	07/30/03 30 PSA 100	year 5.92 PSA 125	358.00 PSA 200	250.OPSA PSA 325	102:20 PSA 400	PSA 500	PSA 600	PSA 700	PSA 1000
102:04	3.697	3.618	3.618	3.618	3.577	3.483	3.394	3.310	3.094
102:05	3.690	3.610	3.610	3.610	3.568	3.472	3.382	3.298	3.078
102:06	3.682	3.601	3.601	3.601	3.559	3.462	3.371	3.285	3.063
102:07	3.675	3.593	3.593	3.593	3.550	3.452	3.359	3.273	3.048
102:08	3.667	3.584	3.584	3.584	3.541	3.442	3.348	3.260	3.033
102:09	3.660	3.576	3.576	3.576	3.532	3.431	3.336	3.248	3.017
102:10	3.652	3.567	3.567	3.567	3.523	3.421	3.325	3.236	3.002
102:11	3.645	3.559	3.559	3.559	3.514	3.411	3.314	3.223	2.987
102:12	3.637	3.550	3.550	3.550	3.504	3.401	3.302	3.211	2.972
102:13	3.630	3.541	3.541	3.541	3.495	3.390	3.291	3.198	2.957
102:14	3.622	3.533	3.533	3.533	3.486	3.380	3.280	3.186	2.941
102:15	3.615	3.524	3.524	3.524	3.477	3.370	3.268	3.173	2.926
102:16	3.607	3.516	3.516	3.516	3.468	3.360	3.257	3.161	2.911
102:17	3.600	3.508	3.508	3.508	3.459	3.349	3.245	3.149	2.896
102:18	3.592	3.499	3.499	3.499	3.450	3.339	3.234	3.136	2.881
102:19	3.585	3.491	3.491	3.491	3.441	3.329	3.223	3.124	2.865
102:20	3.577	3.482	3.482	3.482	3.432	3.319	3.211	3.111	2.850
102:21	3.570	3.474	3.474	3.474	3.423	3.309	3.200	3.099	2.835
102:22	3.562	3.465	3.465	3.465	3.414	3.298	3.189	3.087	2.820
102:23	3.555	3.457	3.457	3.457	3.405	3.288	3.177	3.074	2.805
102:24	3.547	3.448	3.448	3.448	3.396	3.278	3.166	3.062	2.790
102:25	3.540	3.440	3.440	3.440	3.387	3.268	3.155	3.049	2.775
102:26	3.532	3.431	3.431	3.431	3.378	3.258	3.143	3.037	2.760
102:27	3.525	3.423	3.423	3.423	3.369	3.247	3.132	3.025	2.744
102:28	3.517	3.414	3.414	3.414	3.360	3.237	3.121	3.012	2.729
102:29	3.510	3.406	3.406	3.406	3.351	3.227	3.110	3.000	2.714
102:30	3.503	3.397	3.397	3.397	3.342	3.217	3.098	2.988	2.699
102:31	3.495	3.389	3.389	3.389	3.333	3.207	3.087	2.975	2.684
103:00	3.488	3.381	3.381	3.381	3.324	3.197	3.076	2.963	2.669
103:01	3.480	3.372	3.372	3.372	3.316	3.186	3.064	2.951	2.654
103:02	3.473	3.364	3.364	3.364	3.307	3.176	3.053	2.938	2.639
103:03	3.465	3.355	3.355	3.355	3.298	3.166	3.042	2.926	2.624
Avg Life	4.612	4.000	4.000	4.000	3.731	3.245	2.893	2.628	2.123
Duration	4.059	3.579	3.579	3.579	3.369	2.973	2.675	2.448	2.003
First Pay	8/03	8/03	8/03	8/03	8/03	8/03	8/03	8/03	8/03
Last Pay	12/12	10/11	10/11	10/11	7/10	1/09	2/08	8/07	7/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D LAS 30 year 5.2

Cmoproj

1:07:46 pm July 18, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A10 3,000,000.00 5.00000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

5.0000

07/30/03

30 year

5.92

358.00

250.OPSA

98:12

Price	PSA 100	PSA 150	PSA 200	PSA 250	PSA 325	PSA 400	PSA 500	PSA 750	PSA 1000
97:28	5.220	5.283	5.404	5.598	5.910	6.104	6.307	6.719	7.066
97:29	5.217	5.279	5.398	5.589	5.895	6.086	6.285	6.690	7.031
97:30	5.214	5.275	5.391	5.579	5.880	6.067	6.263	6.660	6.995
97:31	5.211	5.271	5.385	5.569	5.865	6.048	6.241	6.631	6.959
98:00	5.208	5.267	5.379	5.560	5.849	6.030	6.219	6.601	6.924
98:01	5.205	5.263	5.373	5.550	5.834	6.011	6.197	6.572	6.888
98:02	5.202	5.259	5.367	5.540	5.819	5.993	6.174	6.542	6.853
98:03	5.199	5.255	5.360	5.531	5.804	5.974	6.152	6.513	6.817
98:04	5.196	5.251	5.354	5.521	5.789	5.956	6.130	6.484	6.782
98:05	5.193	5.246	5.348	5.512	5.774	5.937	6.108	6.454	6.746
98:06	5.190	5.242	5.342	5.502	5.759	5.919	6.086	6.425	6.711
98:07	5.187	5.238	5.336	5.492	5.744	5.900	6.064	6.395	6.675
98:08	5.184	5.234	5.329	5.483	5.729	5.882	6.042	6.366	6.640
98:09	5.181	5.230	5.323	5.473	5.714	5.863	6.020	6.337	6.604
98:10	5.178	5.226	5.317	5.464	5.698	5.845	5.998	6.308	6.569
98:11	5.175	5.222	5.311	5.454	5.683	5.826	5.976	6.278	6.533
98:12	5.173	5.218	5.305	5.444	5.668	5.808	5.954	6.249	6.498
98:13	5.170	5.214	5.299	5.435	5.653	5.789	5.932	6.220	6.463
98:14	5.167	5.210	5.292	5.425	5.638	5.771	5.910	6.191	6.427
98:15	5.164	5.206	5.286	5.416	5.623	5.753	5.888	6.161	6.392
98:16	5.161	5.202	5.280	5.406	5.608	5.734	5.866	6.132	6.357
98:17	5.158	5.198	5.274	5.396	5.593	5.716	5.844	6.103	6.321
98:18	5.155	5.194	5.268	5.387	5.578	5.697	5.822	6.074	6.286
98:19	5.152	5.190	5.262	5.377	5.563	5.679	5.800	6.045	6.251
98:20	5.149	5.186	5.255	5.368	5.548	5.660	5.778	6.015	6.216
98:21	5.146	5.182	5.249	5.358	5.533	5.642	5.756	5.986	6.180
98:22	5.143	5.178	5.243	5.349	5.518	5.624	5.734	5.957	6.145
98:23	5.140	5.174	5.237	5.339	5.503	5.605	5.712	5.928	6.110
98:24	5.137	5.170	5.231	5.330	5.488	5.587	5.690	5.899	6.075
98:25	5.135	5.166	5.225	5.320	5.473	5.569	5.668	5.870	6.040
98:26	5.132	5.162	5.219	5.311	5.458	5.550	5.646	5.841	6.005
98:27	5.129	5.158	5.212	5.301	5.443	5.532	5.625	5.812	5.970
Avg Life	16.496	10.898	6.583	3.890	2.317	1.863	1.547	1.153	0.950
Duration	10.786	7.816	5.127	3.300	2.103	1.714	1.436	1.081	0.894
First Pay	1/14	8/03	8/03	8/03	8/03	8/03	8/03	8/03	8/03
Last Pay	1/27	9/22	5/18	1/14	10/07	8/06	1/06	5/05	1/05

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D LAS 30 year 5.2

Cmoproj

1: 07:57 pm July 18, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A11 2,000,000.00 5.25000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

5.2500 Price	07/30/03 30 PSA 100	year 5.92 PSA 150	358.00 PSA 200	250.OPSA PSA 250	98:24 PSA 325	PSA 400	PSA 500	PSA 750	PSA 1000
98:08	5.441	5.490	5.585	5.736	5.979	6.130	6.289	6.610	6.880
98:09	5.438	5.486	5.578	5.727	5.964	6.112	6.267	6.580	6.845
98:10	5.435	5.482	5.572	5.717	5.949	6.093	6.245	6.551	6.809
98:11	5.432	5.478	5.566	5.707	5.934	6.075	6.222	6.521	6.774
98:12	5.429	5.474	5.560	5.698	5.918	6.056	6.200	6.492	6.738
98:13	5.426	5.470	5.553	5.688	5.903	6.038	6.178	6.463	6.703
98:14	5.423	5.466	5.547	5.678	5.888	6.019	6.156	6.433	6.667
98:15	5.420	5.461	5.541	5.669	5.873	6.001	6.134	6.404	6.632
98:16	5.417	5.457	5.535	5.659	5.858	5.982	6.112	6.375	6.596
98:17	5.414	5.453	5.528	5.649	5.843	5.964	6.090	6.346	6.561
98:18	5.411	5.449	5.522	5.640	5.828	5.945	6.068	6.316	6.526
98:19	5.408	5.445	5.516	5.630	5.813	5.927	6.046	6.287	6.490
98:20	5.405	5.441	5.510	5.620	5.798	5.908	6.024	6.258	6.455
98:21	5.402	5.437	5.504	5.611	5.783	5.890	6.002	6.229	6.420
98:22	5.399	5.433	5.497	5.601	5.768	5.871	5.980	6.199	6.385
98:23	5.396	5.429	5.491	5.592	5.753	5.853	5.958	6.170	6.349
98:24	5.393	5.425	5.485	5.582	5.738	5.835	5.936	6.141	6.314
98:25	5.390	5.421	5.479	5.572	5.723	5.816	5.914	6.112	6.279
98:26	5.387	5.416	5.473	5.563	5.708	5.798	5.892	6.083	6.244
98:27	5.384	5.412	5.466	5.553	5.693	5.779	5.870	6.054	6.209
98:28	5.381	5.408	5.460	5.544	5.678	5.761	5.848	6.025	6.173
98:29	5.378	5.404	5.454	5.534	5.663	5.743	5.826	5.996	6.138
98:30	5.375	5.400	5.448	5.525	5.648	5.724	5.804	5.966	6.103
98:31	5.372	5.396	5.442	5.515	5.633	5.706	5.782	5.937	6.068
99:00	5.369	5.392	5.435	5.505	5.618	5.688	5.761	5.908	6.033
99:01	5.366	5.388	5.429	5.496	5.603	5.669	5.739	5.879	5.998
99:02	5.363	5.384	5.423	5.486	5.588	5.651	5.717	5.850	5.963
99:03	5.360	5.380	5.417	5.477	5.573	5.632	5.695	5.821	5.928
99:04	5.357	5.376	5.411	5.467	5.558	5.614	5.673	5.792	5.893
99:05	5.354	5.372	5.405	5.458	5.543	5.596	5.651	5.763	5.858
99:06	5.351	5.368	5.398	5.448	5.528	5.578	5.629	5.734	5.823
99:07	5.348	5.364	5.392	5.439	5.513	5.559	5.608	5.705	5.788
Avg Life	16.496	10.898	6.583	3.890	2.317	1.863	1.547	1.153	0.950
Duration	10.594	7.712	5.082	3.284	2.097	1.711	1.435	1.081	0.895
First Pay	1/14	8/03	8/03	8/03	8/03	8/03	8/03	8/03	8/03
Last Pay	1/27	9/22	5/18	1/14	10/07	8/06	1/06	5/05	1/05

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D LAS 30 year 5.2

Cmoproj

1:08:08 pm July 18, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A12 2,000,000.00 5.25000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

5.2500

07/30/03

30 year

5.92

358.00

250.OPSA

98:00

Price	PSA 100	PSA 150	PSA 200	PSA 250	PSA 325	PSA 400	PSA 500	PSA 750	PSA 1000
97:16	5.470	5.486	5.512	5.560	5.855	6.052	6.236	6.555	6.816
97:17	5.467	5.483	5.509	5.556	5.847	6.041	6.222	6.537	6.794
97:18	5.465	5.480	5.506	5.553	5.839	6.030	6.208	6.519	6.772
97:19	5.462	5.478	5.503	5.549	5.831	6.019	6.195	6.500	6.749
97:20	5.460	5.475	5.500	5.545	5.823	6.008	6.181	6.482	6.727
97:21	5.458	5.472	5.497	5.542	5.815	5.997	6.167	6.463	6.705
97:22	5.455	5.470	5.494	5.538	5.807	5.986	6.154	6.445	6.683
97:23	5.453	5.467	5.491	5.534	5.799	5.975	6.140	6.427	6.661
97:24	5.451	5.465	5.488	5.530	5.791	5.964	6.127	6.408	6.638
97:25	5.448	5.462	5.485	5.527	5.783	5.953	6.113	6.390	6.616
97:26	5.446	5.459	5.482	5.523	5.775	5.942	6.099	6.372	6.594
97:27	5.443	5.457	5.479	5.519	5.767	5.931	6.086	6.353	6.572
97:28	5.441	5.454	5.476	5.516	5.759	5.921	6.072	6.335	6.550
97:29	5.439	5.452	5.473	5.512	5.751	5.910	6.058	6.317	6.528
97:30	5.436	5.449	5.470	5.508	5.743	5.899	6.045	6.299	6.505
97:31	5.434	5.446	5.467	5.505	5.735	5.888	6.031	6.280	6.483
98:00	5.432	5.444	5.464	5.501	5.727	5.877	6.018	6.262	6.461
98:01	5.429	5.441	5.461	5.497	5.719	5.866	6.004	6.244	6.439
98:02	5.427	5.439	5.458	5.493	5.711	5.855	5.991	6.225	6.417
98:03	5.424	5.436	5.455	5.490	5.703	5.844	5.977	6.207	6.395
98:04	5.422	5.433	5.452	5.486	5.695	5.833	5.963	6.189	6.373
98:05	5.420	5.431	5.449	5.482	5.687	5.823	5.950	6.171	6.351
98:06	5.417	5.428	5.446	5.479	5.679	5.812	5.936	6.152	6.329
98:07	5.415	5.426	5.443	5.475	5.671	5.801	5.923	6.134	6.307
98:08	5.413	5.423	5.440	5.471	5.663	5.790	5.909	6.116	6.285
98:09	5.410	5.420	5.437	5.468	5.655	5.779	5.896	6.098	6.263
98:10	5.408	5.418	5.434	5.464	5.647	5.768	5.882	6.080	6.241
98:11	5.406	5.415	5.431	5.460	5.639	5.757	5.869	6.061	6.219
98:12	5.403	5.413	5.428	5.457	5.631	5.747	5.855	6.043	6.197
98:13	5.401	5.410	5.425	5.453	5.623	5.736	5.841	6.025	6.175
98:14	5.398	5.407	5.422	5.449	5.615	5.725	5.828	6.007	6.153
98:15	5.396	5.405	5.419	5.446	5.607	5.714	5.814	5.989	6.131
Avg Life	24.573	20.533	16.250	11.900	4.586	3.264	2.571	1.880	1.542
Duration	13.381	12.187	10.608	8.590	3.963	2.915	2.337	1.738	1.437
First Pay	1/27	9/22	5/18	1/14	10/07	8/06	1/06	5/05	1/05
Last Pay	3/29	7/25	5/21	1/17	7/08	1/07	3/06	7/05	2/05

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D LAS 30 year 5.2

Cmoproj

1:08:21 pm July 18, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A13 9,800,000.00 2.62000 24 1.000000 1ML 1.3000 1.35000 1.00000 7.50000

Floor Current Settle

Deal WAC WAM Pricing Duration

Coupon

Date

Speed

@ Px

1.35000

2.6200

07/30/03

1ML30 year

5.92

358.00

250.OPSA

99:15

Price	PSA 100	PSA 150	PSA 200	PSA 250	PSA 325	PSA 400	PSA 500	PSA 750	PSA 1000
98:31	2.730	2.759	2.814	2.905	3.054	3.145	3.241	3.433	3.595
99:00	2.728	2.755	2.808	2.896	3.040	3.128	3.219	3.405	3.561
99:01	2.725	2.752	2.803	2.888	3.025	3.110	3.198	3.377	3.527
99:02	2.723	2.749	2.797	2.879	3.011	3.092	3.177	3.348	3.493
99:03	2.721	2.745	2.792	2.870	2.997	3.075	3.156	3.320	3.458
99:04	2.718	2.742	2.786	2.861	2.983	3.057	3.135	3.292	3.424
99:05	2.716	2.738	2.781	2.852	2.968	3.039	3.114	3.264	3.390
99:06	2.713	2.735	2.775	2.843	2.954	3.022	3.092	3.235	3.356
99:07	2.711	2.731	2.770	2.834	2.940	3.004	3.071	3.207	3.322
99:08	2.709	2.728	2.764	2.826	2.925	2.986	3.050	3.179	3.288
99:09	2.706	2.724	2.759	2.817	2.911	2.969	3.029	3.151	3.253
99:10	2.704	2.721	2.753	2.808	2.897	2.951	3.008	3.123	3.219
99:11	2.701	2.717	2.748	2.799	2.883	2.934	2.987	3.095	3.185
99:12	2.699	2.714	2.743	2.790	2.868	2.916	2.966	3.066	3.151
99:13	2.697	2.711	2.737	2.782	2.854	2.899	2.945	3.038	3.117
99:14	2.694	2.707	2.732	2.773	2.840	2.881	2.924	3.010	3.083
99:15	2.692	2.704	2.726	2.764	2.826	2.863	2.903	2.982	3.049
99:16	2.689	2.700	2.721	2.755	2.811	2.846	2.882	2.954	3.015
99:17	2.687	2.697	2.715	2.746	2.797	2.828	2.861	2.926	2.981
99:18	2.685	2.693	2.710	2.738	2.783	2.811	2.840	2.898	2.947
99:19	2.682	2.690	2.704	2.729	2.769	2.793	2.819	2.870	2.913
99:20	2.680	2.686	2.699	2.720	2.755	2.776	2.798	2.842	2.879
99:21	2.677	2.683	2.694	2.711	2.740	2.758	2.777	2.814	2.845
99:22	2.675	2.680	2.688	2.703	2.726	2.741	2.756	2.786	2.812
99:23	2.673	2.676	2.683	2.694	2.712	2.723	2.735	2.758	2.778
99:24	2.670	2.673	2.677	2.685	2.698	2.706	2.714	2.730	2.744
99:25	2.668	2.669	2.672	2.676	2.684	2.688	2.693	2.702	2.710
99:26	2.665	2.666	2.667	2.668	2.670	2.671	2.672	2.674	2.676
99:27	2.663	2.662	2.661	2.659	2.655	2.653	2.651	2.646	2.642
99:28	2.661	2.659	2.656	2.650	2.641	2.636	2.630	2.618	2.609
99:29	2.658	2.656	2.650	2.641	2.627	2.618	2.609	2.591	2.575
99:30	2.656	2.652	2.645	2.633	2.613	2.601	2.588	2.563	2.541
Avg Life	16.496	10.898	6.583	3.890	2.317	1.863	1.547	1.153	0.950
Duration	13.075	9.102	5.760	3.568	2.204	1.785	1.490	1.117	0.922
First Pay	1/14	8/03	8/03	8/03	8/03	8/03	8/03	8/03	8/03
Last Pay	1/27	9/22	5/18	1/14	10/07	8/06	1/06	5/05	1/05

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D LAS 30 year 5.2

Cmoproj

1:08:31 pm July 18, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value

Reset Multiplier Cap

4A14 4,200,000.00 11.38667 24 1.000000 1ML 1.3000 14.35000 -2.33333 14.35000

Floor Current Settle

Deal WAC WAM Pricing Duration

Coupon

Date

Speed

@ Px

0.00000 11.3867 Price	07/30/03 PSA	1ML30 year PSA	5.92 358.00 PSA	250.OPSA PSA	97:01 PSA	PSA	PSA	PSA	PSA
	100	150	200	250	325	400	500	750	1000
96:17	11.983	12.088	12.288	12.585	13.049	13.351	13.669	14.315	14.862
96:18	11.979	12.082	12.280	12.573	13.032	13.330	13.644	14.283	14.823
96:19	11.974	12.076	12.272	12.562	13.015	13.309	13.620	14.251	14.785
96:20	11.969	12.070	12.263	12.550	12.998	13.289	13.595	14.219	14.746
96:21	11.965	12.064	12.255	12.538	12.981	13.268	13.571	14.187	14.708
96:22	11.960	12.058	12.247	12.526	12.964	13.247	13.547	14.155	14.669
96:23	11.955	12.052	12.239	12.515	12.946	13.227	13.522	14.123	14.631
96:24	11.951	12.047	12.230	12.503	12.929	13.206	13.498	14.091	14.592
96:25	11.946	12.041	12.222	12.491	12.912	13.185	13.473	14.059	14.554
96:26	11.941	12.035	12.214	12.480	12.895	13.165	13.449	14.027	14.515
96:27	11.937	12.029	12.206	12.468	12.878	13.144	13.425	13.995	14.477
96:28	11.932	12.023	12.197	12.456	12.861	13.123	13.400	13.963	14.438
96:29	11.927	12.017	12.189	12.444	12.844	13.103	13.376	13.931	14.400
96:30	11.923	12.011	12.181	12.433	12.827	13.082	13.351	13.899	14.362
96:31	11.918	12.006	12.173	12.421	12.809	13.061	13.327	13.867	14.323
97:00	11.913	12.000	12.165	12.409	12.792	13.041	13.303	13.835	14.285
97:01	11.909	11.994	12.156	12.398	12.775	13.020	13.278	13.803	14.247
97:02	11.904	11.988	12.148	12.386	12.758	13.000	13.254	13.771	14.208
97:03	11.900	11.982	12.140	12.374	12.741	12.979	13.230	13.740	14.170
97:04	11.895	11.976	12.132	12.363	12.724	12.958	13.206	13.708	14.132
97:05	11.890	11.970	12.124	12.351	12.707	12.938	13.181	13.676	14.094
97:06	11.886	11.965	12.115	12.339	12.690	12.917	13.157	13.644	14.056
97:07	11.881	11.959	12.107	12.328	12.673	12.897	13.133	13.612	14.017
97:08	11.876	11.953	12.099	12.316	12.656	12.876	13.109	13.581	13.979
97:09	11.872	11.947	12.091	12.305	12.639	12.856	13.084	13.549	13.941
97:10	11.867	11.941	12.083	12.293	12.622	12.835	13.060	13.517	13.903
97:11	11.863	11.935	12.075	12.281	12.605	12.815	13.036	13.485	13.865
97:12	11.858	11.930	12.066	12.270	12.588	12.794	13.012	13.454	13.827
97:13	11.853	11.924	12.058	12.258	12.571	12.774	12.988	13.422	13.789
97:14	11.849	11.918	12.050	12.247	12.554	12.753	12.964	13.390	13.751
97:15	11.844	11.912	12.042	12.235	12.537	12.733	12.939	13.359	13.713
97:16	11.840	11.906	12.034	12.223	12.520	12.713	12.915	13.327	13.675
Avg Life	16.496	10.898	6.583	3.890	2.317	1.863	1.547	1.153	0.950
Duration	6.892	5.451	3.890	2.734	1.870	1.550	1.313	1.001	0.833
First Pay	1/14	8/03	8/03	8/03	8/03	8/03	8/03	8/03	8/03
Last Pay	1/27	9/22	5/18	1/14	10/07	8/06	1/06	5/05	1/05

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D LAS 30 year 5.2

Cmoproj

1:08:41 pm July 18, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A15 14,000,000.00 2.90000 24 1.000000 1ML 1.3000 1.10000 1.00000 7.50000

Floor Current Settle

Deal WAC WAM Pricing Duration

Coupon

Date

Speed

@ Px

1.10000

2.9000

07/30/03

1ML30 year

5.92

358.00

250.OPSA

99:15

Price	PSA 100	PSA 150	PSA 200	PSA 250	PSA 325	PSA 400	PSA 500	PSA 750	PSA 1000
98:31	2.549	2.607	2.716	2.896	3.174	3.325	3.461	3.673	3.832
99:00	2.546	2.604	2.711	2.887	3.159	3.307	3.440	3.645	3.798
99:01	2.544	2.600	2.705	2.878	3.145	3.289	3.419	3.616	3.764
99:02	2.541	2.597	2.700	2.869	3.130	3.271	3.398	3.588	3.729
99:03	2.539	2.594	2.695	2.860	3.116	3.254	3.377	3.560	3.695
99:04	2.537	2.590	2.689	2.851	3.102	3.236	3.355	3.531	3.661
99:05	2.534	2.587	2.684	2.843	3.087	3.218	3.334	3.503	3.627
99:06	2.532	2.583	2.678	2.834	3.073	3.200	3.313	3.475	3.592
99:07	2.530	2.580	2.673	2.825	3.059	3.183	3.292	3.447	3.558
99:08	2.527	2.576	2.667	2.816	3.044	3.165	3.271	3.418	3.524
99:09	2.525	2.573	2.662	2.807	3.030	3.147	3.249	3.390	3.490
99:10	2.522	2.569	2.656	2.798	3.016	3.130	3.228	3.362	3.455
99:11	2.520	2.566	2.651	2.789	3.001	3.112	3.207	3.334	3.421
99:12	2.518	2.563	2.645	2.781	2.987	3.094	3.186	3.306	3.387
99:13	2.515	2.559	2.640	2.772	2.973	3.077	3.165	3.277	3.353
99:14	2.513	2.556	2.634	2.763	2.959	3.059	3.144	3.249	3.319
99:15	2.510	2.552	2.629	2.754	2.944	3.042	3.123	3.221	3.285
99:16	2.508	2.549	2.624	2.745	2.930	3.024	3.101	3.193	3.251
99:17	2.506	2.545	2.618	2.736	2.916	3.006	3.080	3.165	3.217
99:18	2.503	2.542	2.613	2.728	2.901	2.989	3.059	3.137	3.183
99:19	2.501	2.539	2.607	2.719	2.887	2.971	3.038	3.109	3.149
99:20	2.499	2.535	2.602	2.710	2.873	2.954	3.017	3.080	3.115
99:21	2.496	2.532	2.596	2.701	2.859	2.936	2.996	3.052	3.081
99:22	2.494	2.528	2.591	2.692	2.844	2.918	2.975	3.024	3.047
99:23	2.492	2.525	2.585	2.684	2.830	2.901	2.954	2.996	3.013
99:24	2.489	2.522	2.580	2.675	2.816	2.883	2.933	2.968	2.979
99:25	2.487	2.518	2.575	2.666	2.802	2.866	2.912	2.940	2.945
99:26	2.484	2.515	2.569	2.657	2.788	2.848	2.891	2.912	2.911
99:27	2.482	2.511	2.564	2.649	2.773	2.831	2.870	2.884	2.877
99:28	2.480	2.508	2.558	2.640	2.759	2.813	2.849	2.856	2.843
99:29	2.477	2.504	2.553	2.631	2.745	2.796	2.828	2.828	2.810
99:30	2.475	2.501	2.548	2.622	2.731	2.778	2.807	2.800	2.776
Avg Life	16.496	10.898	6.583	3.890	2.317	1.863	1.547	1.153	0.950
Duration	13.205	9.142	5.755	3.554	2.195	1.779	1.485	1.114	0.920
First Pay	1/14	8/03	8/03	8/03	8/03	8/03	8/03	8/03	8/03
Last Pay	1/27	9/22	5/18	1/14	10/07	8/06	1/06	5/05	1/05

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D LAS 30 year 5.2

Cmoproj

1:08:51 pm July 18, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value

Reset Multiplier Cap

4A16 5,377,778.00 10.93388 24 1.000000 1ML 1.3000 15.61983 -2.60331 15.61983

Floor Current Settle

Deal WAC WAM Pricing Duration

Coupon

Date

Speed

@ Px

0.00000 10.9339 Price	07/30/03 PSA	1ML30 year PSA	5.92 358.00 PSA	250.OPSA PSA	96:23 PSA	PSA	PSA	PSA	PSA
	100	150	200	250	325	400	500	750	1000
96:07	12.669	12.705	12.784	12.908	13.132	13.324	13.577	14.250	14.866
96:08	12.664	12.699	12.776	12.896	13.115	13.303	13.552	14.218	14.828
96:09	12.659	12.693	12.768	12.884	13.098	13.283	13.528	14.186	14.789
96:10	12.654	12.687	12.759	12.873	13.081	13.262	13.503	14.154	14.750
96:11	12.649	12.681	12.751	12.861	13.064	13.241	13.479	14.122	14.712
96:12	12.645	12.675	12.743	12.849	13.046	13.221	13.455	14.089	14.673
96:13	12.640	12.669	12.734	12.837	13.029	13.200	13.430	14.057	14.634
96:14	12.635	12.663	12.726	12.826	13.012	13.179	13.406	14.025	14.596
96:15	12.630	12.657	12.718	12.814	12.995	13.159	13.381	13.993	14.557
96:16	12.626	12.651	12.709	12.802	12.978	13.138	13.357	13.961	14.519
96:17	12.621	12.645	12.701	12.791	12.961	13.117	13.332	13.929	14.480
96:18	12.616	12.639	12.693	12.779	12.944	13.097	13.308	13.897	14.442
96:19	12.611	12.633	12.685	12.767	12.926	13.076	13.284	13.865	14.403
96:20	12.607	12.627	12.676	12.755	12.909	13.055	13.259	13.833	14.365
96:21	12.602	12.621	12.668	12.744	12.892	13.035	13.235	13.801	14.326
96:22	12.597	12.615	12.660	12.732	12.875	13.014	13.211	13.769	14.288
96:23	12.592	12.610	12.651	12.720	12.858	12.994	13.186	13.737	14.250
96:24	12.587	12.604	12.643	12.709	12.841	12.973	13.162	13.705	14.211
96:25	12.583	12.598	12.635	12.697	12.824	12.952	13.138	13.673	14.173
96:26	12.578	12.592	12.627	12.685	12.807	12.932	13.113	13.642	14.135
96:27	12.573	12.586	12.618	12.674	12.790	12.911	13.089	13.610	14.096
96:28	12.568	12.580	12.610	12.662	12.773	12.891	13.065	13.578	14.058
96:29	12.564	12.574	12.602	12.650	12.756	12.870	13.041	13.546	14.020
96:30	12.559	12.568	12.594	12.639	12.739	12.850	13.016	13.514	13.981
96:31	12.554	12.562	12.586	12.627	12.722	12.829	12.992	13.482	13.943
97:00	12.550	12.556	12.577	12.615	12.705	12.809	12.968	13.451	13.905
97:01	12.545	12.550	12.569	12.604	12.688	12.788	12.944	13.419	13.867
97:02	12.540	12.544	12.561	12.592	12.671	12.768	12.920	13.387	13.829
97:03	12.535	12.538	12.553	12.581	12.654	12.747	12.895	13.355	13.791
97:04	12.531	12.532	12.544	12.569	12.637	12.727	12.871	13.324	13.752
97:05	12.526	12.526	12.536	12.557	12.620	12.706	12.847	13.292	13.714
97:06	12.521	12.521	12.528	12.546	12.603	12.686	12.823	13.260	13.676
Avg Life	16.496	10.898	6.583	3.890	2.317	1.863	1.547	1.153	0.950
Duration	6.731	5.375	3.874	2.741	1.877	1.556	1.317	1.003	0.834
First Pay	1/14	8/03	8/03	8/03	8/03	8/03	8/03	8/03	8/03
Last Pay	1/27	9/22	5/18	1/14	10/07	8/06	1/06	5/05	1/05

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D LAS 30 year 5.2

Cmoproj

1:09:01 pm July 18, 2003 Margarita Genis mgenis@rhino Page

Bond Balance Coupon Delay Factor Index Value

Reset Multiplier Cap

4A17 622,222.00 9.00000 24 1.000000 1ML 1.3000 144.00000 -22.50000 9.00000

Floor Current Settle

Deal WAC WAM Pricing Duration

Coupon

Date

Speed

@ Px

0.00000

9.0000

07/30/03

1ML30 year

5.92

358.00

250.OPSA

99:23

Price	PSA 100	PSA 150	PSA 200	PSA 250	PSA 325	PSA 400	PSA 500	PSA 750	PSA 1000
99:07	9.193	9.199	9.212	9.232	9.262	9.282	9.302	9.344	9.379
99:08	9.189	9.194	9.205	9.221	9.246	9.263	9.280	9.314	9.343
99:09	9.185	9.189	9.198	9.210	9.231	9.243	9.257	9.284	9.307
99:10	9.181	9.184	9.190	9.200	9.215	9.224	9.234	9.254	9.271
99:11	9.177	9.179	9.183	9.189	9.199	9.205	9.211	9.224	9.235
99:12	9.173	9.174	9.176	9.179	9.183	9.186	9.188	9.194	9.199
99:13	9.170	9.169	9.169	9.168	9.167	9.166	9.166	9.164	9.163
99:14	9.166	9.164	9.162	9.158	9.151	9.147	9.143	9.134	9.127
99:15	9.162	9.159	9.155	9.147	9.135	9.128	9.120	9.104	9.091
99:16	9.158	9.154	9.147	9.137	9.120	9.109	9.097	9.074	9.055
99:17	9.154	9.149	9.140	9.126	9.104	9.090	9.075	9.044	9.019
99:18	9.150	9.144	9.133	9.116	9.088	9.070	9.052	9.015	8.983
99:19	9.147	9.139	9.126	9.105	9.072	9.051	9.029	8.985	8.947
99:20	9.143	9.134	9.119	9.095	9.056	9.032	9.007	8.955	8.911
99:21	9.139	9.130	9.112	9.084	9.041	9.013	8.984	8.925	8.876
99:22	9.135	9.125	9.104	9.074	9.025	8.994	8.961	8.895	8.840
99:23	9.131	9.120	9.097	9.063	9.009	8.975	8.939	8.865	8.804
99:24	9.127	9.115	9.090	9.053	8.993	8.956	8.916	8.836	8.768
99:25	9.124	9.110	9.083	9.042	8.978	8.936	8.893	8.806	8.732
99:26	9.120	9.105	9.076	9.032	8.962	8.917	8.871	8.776	8.697
99:27	9.116	9.100	9.069	9.021	8.946	8.898	8.848	8.746	8.661
99:28	9.112	9.095	9.062	9.011	8.930	8.879	8.825	8.717	8.625
99:29	9.108	9.090	9.055	9.000	8.915	8.860	8.803	8.687	8.589
99:30	9.105	9.085	9.047	8.990	8.899	8.841	8.780	8.657	8.554
99:31	9.101	9.080	9.040	8.980	8.883	8.822	8.758	8.628	8.518
100:00	9.097	9.075	9.033	8.969	8.867	8.803	8.735	8.598	8.483
100:01	9.093	9.070	9.026	8.959	8.852	8.784	8.713	8.568	8.447
100:02	9.089	9.065	9.019	8.948	8.836	8.765	8.690	8.539	8.411
100:03	9.086	9.060	9.012	8.938	8.820	8.746	8.667	8.509	8.376
100:04	9.082	9.055	9.005	8.927	8.805	8.727	8.645	8.480	8.340
100:05	9.078	9.050	8.998	8.917	8.789	8.708	8.622	8.450	8.305
100:06	9.074	9.045	8.991	8.907	8.773	8.689	8.600	8.420	8.269
Avg Life	16.496	10.898	6.583	3.890	2.317	1.863	1.547	1.153	0.950
Duration	8.136	6.262	4.357	2.969	1.973	1.627	1.373	1.045	0.869
First Pay	1/14	8/03	8/03	8/03	8/03	8/03	8/03	8/03	8/03
Last Pay	1/27	9/22	5/18	1/14	10/07	8/06	1/06	5/05	1/05

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D LAS 30 year 5.2

Cmoproj

1:09:14 pm July 18, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A18 3,365,000.00 5.00000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

5.0000	07/30/03 30	year 5.92	358.00 250.OPSA 96:14
Price	PSA 100	PSA 150	PSA 200	PSA 250	PSA 325	PSA 400	PSA 500	PSA 750	PSA 1000
95:30	5.314	5.326	5.346	5.382	5.606	6.182	6.518	7.056	7.486
95:31	5.312	5.323	5.344	5.380	5.601	6.173	6.505	7.039	7.465
96:00	5.309	5.321	5.341	5.377	5.597	6.163	6.493	7.021	7.444
96:01	5.307	5.318	5.339	5.374	5.592	6.153	6.480	7.004	7.424
96:02	5.305	5.316	5.336	5.371	5.587	6.144	6.468	6.987	7.403
96:03	5.303	5.314	5.334	5.368	5.582	6.134	6.455	6.970	7.382
96:04	5.300	5.311	5.331	5.365	5.578	6.124	6.443	6.953	7.361
96:05	5.298	5.309	5.329	5.363	5.573	6.115	6.430	6.936	7.340
96:06	5.296	5.307	5.326	5.360	5.568	6.105	6.418	6.918	7.319
96:07	5.294	5.304	5.324	5.357	5.563	6.095	6.405	6.901	7.298
96:08	5.292	5.302	5.321	5.354	5.559	6.086	6.393	6.884	7.277
96:09	5.289	5.300	5.319	5.351	5.554	6.076	6.380	6.867	7.257
96:10	5.287	5.297	5.316	5.348	5.549	6.066	6.368	6.850	7.236
96:11	5.285	5.295	5.314	5.346	5.544	6.057	6.355	6.833	7.215
96:12	5.283	5.293	5.311	5.343	5.540	6.047	6.342	6.816	7.194
96:13	5.280	5.290	5.309	5.340	5.535	6.037	6.330	6.799	7.173
96:14	5.278	5.288	5.306	5.337	5.530	6.028	6.317	6.781	7.153
96:15	5.276	5.286	5.304	5.334	5.525	6.018	6.305	6.764	7.132
96:16	5.274	5.283	5.301	5.332	5.521	6.009	6.293	6.747	7.111
96:17	5.271	5.281	5.299	5.329	5.516	5.999	6.280	6.730	7.090
96:18	5.269	5.279	5.296	5.326	5.511	5.989	6.268	6.713	7.070
96:19	5.267	5.276	5.294	5.323	5.507	5.980	6.255	6.696	7.049
96:20	5.265	5.274	5.291	5.320	5.502	5.970	6.243	6.679	7.028
96:21	5.262	5.272	5.289	5.317	5.497	5.960	6.230	6.662	7.007
96:22	5.260	5.269	5.286	5.315	5.492	5.951	6.218	6.645	6.987
96:23	5.258	5.267	5.284	5.312	5.488	5.941	6.205	6.628	6.966
96:24	5.256	5.265	5.281	5.309	5.483	5.932	6.193	6.611	6.945
96:25	5.254	5.262	5.279	5.306	5.478	5.922	6.180	6.594	6.925
96:26	5.251	5.260	5.276	5.303	5.474	5.913	6.168	6.577	6.904
96:27	5.249	5.258	5.274	5.301	5.469	5.903	6.155	6.560	6.883
96:28	5.247	5.255	5.271	5.298	5.464	5.893	6.143	6.543	6.863
96:29	5.245	5.253	5.269	5.295	5.459	5.884	6.131	6.526	6.842
Avg Life	27.676	25.368	22.151	18.312	9.216	3.793	2.860	2.053	1.676
Duration	14.421	13.818	12.841	11.446	6.816	3.351	2.583	1.888	1.553
First Pay	3/29	7/25	5/21	1/17	7/08	1/07	3/06	7/05	2/05
Last Pay	5/33	5/33	5/33	5/33	5/33	9/07	8/06	9/05	4/05

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D LAS 30 year 5.2

Cmoproj

1:09:25 pm July 18, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A19 3,365,000.00 5.50000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

5.5000	07/30/03 30	year 5.92	358.00 250.OPSA 98:14
Price	PSA 100	PSA 150	PSA 200	PSA 250	PSA 325	PSA 400	PSA 500	PSA 750	PSA 1000
97:30	5.687	5.692	5.702	5.718	5.818	6.077	6.228	6.469	6.662
97:31	5.685	5.690	5.699	5.715	5.813	6.067	6.215	6.452	6.641
98:00	5.683	5.688	5.696	5.712	5.809	6.058	6.203	6.435	6.621
98:01	5.680	5.685	5.694	5.709	5.804	6.048	6.190	6.418	6.600
98:02	5.678	5.683	5.691	5.706	5.799	6.038	6.178	6.401	6.580
98:03	5.676	5.680	5.689	5.703	5.794	6.029	6.166	6.385	6.560
98:04	5.673	5.678	5.686	5.700	5.790	6.019	6.153	6.368	6.539
98:05	5.671	5.675	5.684	5.698	5.785	6.010	6.141	6.351	6.519
98:06	5.669	5.673	5.681	5.695	5.780	6.000	6.129	6.334	6.498
98:07	5.666	5.671	5.678	5.692	5.775	5.991	6.116	6.317	6.478
98:08	5.664	5.668	5.676	5.689	5.771	5.981	6.104	6.301	6.458
98:09	5.662	5.666	5.673	5.686	5.766	5.972	6.092	6.284	6.437
98:10	5.660	5.664	5.671	5.683	5.761	5.962	6.079	6.267	6.417
98:11	5.657	5.661	5.668	5.680	5.757	5.953	6.067	6.250	6.396
98:12	5.655	5.659	5.666	5.677	5.752	5.943	6.055	6.233	6.376
98:13	5.653	5.656	5.663	5.675	5.747	5.934	6.043	6.217	6.356
98:14	5.650	5.654	5.660	5.672	5.742	5.924	6.030	6.200	6.335
98:15	5.648	5.652	5.658	5.669	5.738	5.915	6.018	6.183	6.315
98:16	5.646	5.649	5.655	5.666	5.733	5.905	6.006	6.166	6.295
98:17	5.644	5.647	5.653	5.663	5.728	5.896	5.993	6.150	6.274
98:18	5.641	5.644	5.650	5.660	5.723	5.886	5.981	6.133	6.254
98:19	5.639	5.642	5.648	5.658	5.719	5.877	5.969	6.116	6.234
98:20	5.637	5.640	5.645	5.655	5.714	5.867	5.957	6.099	6.213
98:21	5.634	5.637	5.643	5.652	5.709	5.858	5.944	6.083	6.193
98:22	5.632	5.635	5.640	5.649	5.705	5.848	5.932	6.066	6.173
98:23	5.630	5.633	5.638	5.646	5.700	5.839	5.920	6.049	6.153
98:24	5.628	5.630	5.635	5.643	5.695	5.829	5.908	6.033	6.132
98:25	5.625	5.628	5.632	5.640	5.691	5.820	5.895	6.016	6.112
98:26	5.623	5.625	5.630	5.638	5.686	5.810	5.883	5.999	6.092
98:27	5.621	5.623	5.627	5.635	5.681	5.801	5.871	5.982	6.072
98:28	5.618	5.621	5.625	5.632	5.677	5.792	5.859	5.966	6.051
98:29	5.616	5.618	5.622	5.629	5.672	5.782	5.846	5.949	6.031
Avg Life	27.676	25.368	22.151	18.312	9.216	3.793	2.860	2.053	1.676
Duration	13.776	13.235	12.349	11.066	6.699	3.327	2.571	1.885	1.554
First Pay	3/29	7/25	5/21	1/17	7/08	1/07	3/06	7/05	2/05
Last Pay	5/33	5/33	5/33	5/33	5/33	9/07	8/06	9/05	4/05
UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D LAS 30 year 5.2

Cmoproj

1:09:58 pm July 18, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A20 26,758,000.00 5.25000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

5.2500 Price	07/30/03 30 PSA 100	year 5.92 PSA 150	358.00 PSA 200	250.OPSA PSA 250	99:09 PSA 325	PSA 400	PSA 500	PSA 750	PSA 1000
98:25	5.388	5.416	5.466	5.544	5.697	5.791	5.886	6.076	6.236
98:26	5.385	5.412	5.460	5.535	5.683	5.773	5.865	6.048	6.202
98:27	5.382	5.408	5.454	5.527	5.669	5.756	5.845	6.021	6.169
98:28	5.380	5.404	5.449	5.518	5.655	5.738	5.824	5.993	6.135
98:29	5.377	5.400	5.443	5.510	5.641	5.721	5.803	5.965	6.101
98:30	5.374	5.396	5.437	5.501	5.626	5.703	5.782	5.937	6.068
98:31	5.371	5.392	5.431	5.493	5.612	5.686	5.761	5.909	6.034
99:00	5.368	5.388	5.426	5.484	5.598	5.668	5.740	5.882	6.001
99:01	5.365	5.385	5.420	5.476	5.584	5.651	5.719	5.854	5.967
99:02	5.362	5.381	5.414	5.467	5.570	5.634	5.698	5.826	5.934
99:03	5.359	5.377	5.409	5.459	5.556	5.616	5.677	5.798	5.900
99:04	5.356	5.373	5.403	5.450	5.542	5.599	5.656	5.771	5.867
99:05	5.353	5.369	5.397	5.442	5.528	5.581	5.636	5.743	5.833
99:06	5.350	5.365	5.392	5.433	5.514	5.564	5.615	5.715	5.800
99:07	5.348	5.361	5.386	5.425	5.500	5.547	5.594	5.688	5.767
99:08	5.345	5.357	5.380	5.416	5.486	5.529	5.573	5.660	5.733
99:09	5.342	5.353	5.375	5.408	5.472	5.512	5.552	5.633	5.700
99:10	5.339	5.350	5.369	5.399	5.458	5.495	5.532	5.605	5.667
99:11	5.336	5.346	5.363	5.391	5.444	5.477	5.511	5.577	5.633
99:12	5.333	5.342	5.358	5.382	5.430	5.460	5.490	5.550	5.600
99:13	5.330	5.338	5.352	5.374	5.416	5.443	5.469	5.522	5.567
99:14	5.327	5.334	5.346	5.365	5.402	5.425	5.449	5.495	5.533
99:15	5.324	5.330	5.341	5.357	5.388	5.408	5.428	5.467	5.500
99:16	5.322	5.326	5.335	5.348	5.375	5.391	5.407	5.440	5.467
99:17	5.319	5.322	5.329	5.340	5.361	5.373	5.386	5.412	5.434
99:18	5.316	5.319	5.324	5.331	5.347	5.356	5.366	5.385	5.400
99:19	5.313	5.315	5.318	5.323	5.333	5.339	5.345	5.357	5.367
99:20	5.310	5.311	5.312	5.314	5.319	5.321	5.324	5.330	5.334
99:21	5.307	5.307	5.307	5.306	5.305	5.304	5.304	5.302	5.301
99:22	5.304	5.303	5.301	5.298	5.291	5.287	5.283	5.275	5.268
99:23	5.301	5.299	5.295	5.289	5.277	5.270	5.262	5.247	5.235
99:24	5.299	5.295	5.290	5.281	5.263	5.253	5.242	5.220	5.202
Avg Life	17.103	11.620	7.305	4.483	2.486	1.968	1.625	1.209	0.995
Duration	10.830	8.073	5.518	3.692	2.241	1.806	1.507	1.135	0.940
First Pay	1/14	8/03	8/03	8/03	8/03	8/03	8/03	8/03	8/03
Last Pay	8/28	10/24	7/20	3/16	4/08	11/06	3/06	6/05	2/05

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D LAS 30 year 5.2

Cmoproj

1:10:20 pm July 18, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A21 8,241,000.00 5.25000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

5.2500

07/30/03

30 year

5.92

358.00

250.OPSA

98:08

Price	PSA 100	PSA 150	PSA 200	PSA 250	PSA 325	PSA 400	PSA 500	PSA 750	PSA 1000
97:24	5.444	5.452	5.466	5.489	5.648	5.897	6.065	6.339	6.556
97:25	5.442	5.450	5.463	5.486	5.643	5.888	6.052	6.322	6.535
97:26	5.440	5.447	5.460	5.483	5.637	5.878	6.039	6.305	6.515
97:27	5.438	5.445	5.458	5.480	5.631	5.868	6.027	6.288	6.494
97:28	5.435	5.442	5.455	5.477	5.626	5.858	6.014	6.271	6.473
97:29	5.433	5.440	5.452	5.474	5.620	5.848	6.002	6.253	6.452
97:30	5.431	5.438	5.450	5.471	5.614	5.839	5.989	6.236	6.432
97:31	5.429	5.435	5.447	5.468	5.609	5.829	5.977	6.219	6.411
98:00	5.426	5.433	5.445	5.465	5.603	5.819	5.964	6.202	6.390
98:01	5.424	5.430	5.442	5.462	5.597	5.809	5.951	6.185	6.369
98:02	5.422	5.428	5.439	5.459	5.592	5.799	5.939	6.168	6.349
98:03	5.419	5.426	5.437	5.456	5.586	5.790	5.926	6.151	6.328
98:04	5.417	5.423	5.434	5.453	5.580	5.780	5.914	6.134	6.307
98:05	5.415	5.421	5.431	5.450	5.575	5.770	5.901	6.116	6.287
98:06	5.413	5.418	5.429	5.447	5.569	5.760	5.889	6.099	6.266
98:07	5.410	5.416	5.426	5.444	5.563	5.751	5.876	6.082	6.245
98:08	5.408	5.414	5.424	5.441	5.558	5.741	5.864	6.065	6.225
98:09	5.406	5.411	5.421	5.438	5.552	5.731	5.851	6.048	6.204
98:10	5.404	5.409	5.418	5.435	5.547	5.721	5.839	6.031	6.183
98:11	5.401	5.407	5.416	5.432	5.541	5.712	5.826	6.014	6.163
98:12	5.399	5.404	5.413	5.429	5.535	5.702	5.814	5.997	6.142
98:13	5.397	5.402	5.411	5.426	5.530	5.692	5.801	5.980	6.121
98:14	5.395	5.399	5.408	5.423	5.524	5.682	5.789	5.963	6.101
98:15	5.392	5.397	5.405	5.420	5.518	5.673	5.776	5.946	6.080
98:16	5.390	5.395	5.403	5.417	5.513	5.663	5.764	5.929	6.060
98:17	5.388	5.392	5.400	5.414	5.507	5.653	5.751	5.912	6.039
98:18	5.386	5.390	5.398	5.411	5.502	5.644	5.739	5.895	6.018
98:19	5.383	5.387	5.395	5.408	5.496	5.634	5.726	5.878	5.998
98:20	5.381	5.385	5.392	5.405	5.490	5.624	5.714	5.861	5.977
98:21	5.379	5.383	5.390	5.402	5.485	5.614	5.701	5.844	5.957
98:22	5.377	5.380	5.387	5.399	5.479	5.605	5.689	5.827	5.936
98:23	5.374	5.378	5.385	5.396	5.474	5.595	5.676	5.810	5.916
Avg Life	26.988	24.142	20.435	16.269	7.039	3.672	2.798	2.013	1.648
Duration	13.991	13.257	12.122	10.559	5.621	3.248	2.530	1.856	1.533
First Pay	8/28	10/24	7/20	3/16	4/08	11/06	3/06	6/05	2/05
Last Pay	8/32	6/31	2/29	8/25	11/16	8/07	7/06	9/05	4/05

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D LAS 30 year 5.2

Cmoproj

1:10:32 pm July 18, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A22 2,001,000.00 5.25000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

5.2500

07/30/03

30 year

5.92

358.00

250.OPSA

97:24

Price	PSA 100	PSA 150	PSA 200	PSA 250	PSA 325	PSA 400	PSA 500	PSA 750	PSA 1000
97:08	5.475	5.476	5.480	5.488	5.528	5.982	6.201	6.534	6.813
97:09	5.472	5.474	5.478	5.485	5.525	5.973	6.190	6.518	6.793
97:10	5.470	5.472	5.475	5.483	5.523	5.965	6.178	6.502	6.773
97:11	5.468	5.469	5.473	5.481	5.520	5.956	6.166	6.485	6.753
97:12	5.466	5.467	5.471	5.478	5.517	5.947	6.154	6.469	6.733
97:13	5.464	5.465	5.468	5.476	5.514	5.938	6.142	6.453	6.714
97:14	5.461	5.463	5.466	5.473	5.511	5.929	6.131	6.437	6.694
97:15	5.459	5.460	5.464	5.471	5.508	5.920	6.119	6.421	6.674
97:16	5.457	5.458	5.462	5.469	5.505	5.911	6.107	6.405	6.654
97:17	5.455	5.456	5.459	5.466	5.502	5.902	6.095	6.388	6.634
97:18	5.453	5.454	5.457	5.464	5.499	5.893	6.083	6.372	6.614
97:19	5.450	5.452	5.455	5.462	5.496	5.885	6.072	6.356	6.594
97:20	5.448	5.449	5.452	5.459	5.493	5.876	6.060	6.340	6.575
97:21	5.446	5.447	5.450	5.457	5.490	5.867	6.048	6.324	6.555
97:22	5.444	5.445	5.448	5.454	5.488	5.858	6.036	6.308	6.535
97:23	5.442	5.443	5.446	5.452	5.485	5.849	6.025	6.292	6.515
97:24	5.439	5.441	5.443	5.450	5.482	5.840	6.013	6.275	6.495
97:25	5.437	5.438	5.441	5.447	5.479	5.831	6.001	6.259	6.476
97:26	5.435	5.436	5.439	5.445	5.476	5.822	5.989	6.243	6.456
97:27	5.433	5.434	5.437	5.443	5.473	5.814	5.978	6.227	6.436
97:28	5.431	5.432	5.434	5.440	5.470	5.805	5.966	6.211	6.416
97:29	5.428	5.429	5.432	5.438	5.467	5.796	5.954	6.195	6.397
97:30	5.426	5.427	5.430	5.435	5.464	5.787	5.943	6.179	6.377
97:31	5.424	5.425	5.428	5.433	5.462	5.778	5.931	6.163	6.357
98:00	5.422	5.423	5.425	5.431	5.459	5.769	5.919	6.147	6.337
98:01	5.420	5.421	5.423	5.428	5.456	5.761	5.908	6.131	6.318
98:02	5.417	5.418	5.421	5.426	5.453	5.752	5.896	6.115	6.298
98:03	5.415	5.416	5.419	5.424	5.450	5.743	5.884	6.099	6.278
98:04	5.413	5.414	5.416	5.421	5.447	5.734	5.872	6.083	6.259
98:05	5.411	5.412	5.414	5.419	5.444	5.725	5.861	6.067	6.239
98:06	5.409	5.410	5.412	5.417	5.441	5.716	5.849	6.050	6.219
98:07	5.407	5.407	5.410	5.414	5.438	5.708	5.837	6.034	6.200
Avg Life	29.448	28.827	27.455	25.000	17.493	4.110	3.019	2.153	1.736
Duration	14.498	14.368	14.062	13.449	10.975	3.593	2.712	1.975	1.609
First Pay	8/32	6/31	2/29	8/25	11/16	8/07	7/06	9/05	4/05
Last Pay	5/33	5/33	5/33	5/33	5/33	9/07	8/06	9/05	4/05

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D LAS 30 year 5.2

Cmoproj

1:10:48 pm July 18, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A23 6,000,000.00 5.25000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

5.2500

07/30/03

30 year

5.92

358.00

250.OPSA

99:09

Price	PSA 100	PSA 150	PSA 200	PSA 250	PSA 325	PSA 400	PSA 500	PSA 750	PSA 1000
98:25	5.388	5.416	5.466	5.544	5.697	5.791	5.886	6.076	6.236
98:26	5.385	5.412	5.460	5.535	5.683	5.773	5.865	6.048	6.202
98:27	5.382	5.408	5.454	5.527	5.669	5.756	5.845	6.021	6.169
98:28	5.380	5.404	5.449	5.518	5.655	5.738	5.824	5.993	6.135
98:29	5.377	5.400	5.443	5.510	5.641	5.721	5.803	5.965	6.101
98:30	5.374	5.396	5.437	5.501	5.626	5.703	5.782	5.937	6.068
98:31	5.371	5.392	5.431	5.493	5.612	5.686	5.761	5.909	6.034
99:00	5.368	5.388	5.426	5.484	5.598	5.668	5.740	5.882	6.001
99:01	5.365	5.385	5.420	5.476	5.584	5.651	5.719	5.854	5.967
99:02	5.362	5.381	5.414	5.467	5.570	5.634	5.698	5.826	5.934
99:03	5.359	5.377	5.409	5.459	5.556	5.616	5.677	5.798	5.900
99:04	5.356	5.373	5.403	5.450	5.542	5.599	5.656	5.771	5.867
99:05	5.353	5.369	5.397	5.442	5.528	5.581	5.636	5.743	5.833
99:06	5.350	5.365	5.392	5.433	5.514	5.564	5.615	5.715	5.800
99:07	5.348	5.361	5.386	5.425	5.500	5.547	5.594	5.688	5.767
99:08	5.345	5.357	5.380	5.416	5.486	5.529	5.573	5.660	5.733
99:09	5.342	5.353	5.375	5.408	5.472	5.512	5.552	5.633	5.700
99:10	5.339	5.350	5.369	5.399	5.458	5.495	5.532	5.605	5.667
99:11	5.336	5.346	5.363	5.391	5.444	5.477	5.511	5.577	5.633
99:12	5.333	5.342	5.358	5.382	5.430	5.460	5.490	5.550	5.600
99:13	5.330	5.338	5.352	5.374	5.416	5.443	5.469	5.522	5.567
99:14	5.327	5.334	5.346	5.365	5.402	5.425	5.449	5.495	5.533
99:15	5.324	5.330	5.341	5.357	5.388	5.408	5.428	5.467	5.500
99:16	5.322	5.326	5.335	5.348	5.375	5.391	5.407	5.440	5.467
99:17	5.319	5.322	5.329	5.340	5.361	5.373	5.386	5.412	5.434
99:18	5.316	5.319	5.324	5.331	5.347	5.356	5.366	5.385	5.400
99:19	5.313	5.315	5.318	5.323	5.333	5.339	5.345	5.357	5.367
99:20	5.310	5.311	5.312	5.314	5.319	5.321	5.324	5.330	5.334
99:21	5.307	5.307	5.307	5.306	5.305	5.304	5.304	5.302	5.301
99:22	5.304	5.303	5.301	5.298	5.291	5.287	5.283	5.275	5.268
99:23	5.301	5.299	5.295	5.289	5.277	5.270	5.262	5.247	5.235
99:24	5.299	5.295	5.290	5.281	5.263	5.253	5.242	5.220	5.202
Avg Life	17.103	11.620	7.305	4.483	2.486	1.968	1.625	1.209	0.995
Duration	10.830	8.073	5.518	3.692	2.241	1.806	1.507	1.135	0.940
First Pay	1/14	8/03	8/03	8/03	8/03	8/03	8/03	8/03	8/03
Last Pay	8/28	10/24	7/20	3/16	4/08	11/06	3/06	6/05	2/05

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D LAS 30 year 5.2

Cmoproj

1:10:58 pm July 18, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A25 10,500,000.00 2.75000 24 1.000000 1ML 1.3000 1.00000 1.00000 7.50000

Floor Current Settle

Deal WAC WAM Pricing Duration

Coupon

Date

Speed

@ Px

1.00000

2.7500

07/30/03

1ML30 year

5.92

358.00

250.OPSA

99:19

Price	PSA 100	PSA 150	PSA 200	PSA 250	PSA 325	PSA 400	PSA 500	PSA 750	PSA 1000
99:03	2.427	2.473	2.555	2.686	2.941	3.078	3.201	3.386	3.518
99:04	2.425	2.470	2.550	2.679	2.928	3.061	3.181	3.360	3.485
99:05	2.423	2.467	2.545	2.671	2.914	3.045	3.160	3.333	3.452
99:06	2.420	2.464	2.540	2.663	2.901	3.028	3.140	3.306	3.420
99:07	2.418	2.460	2.535	2.655	2.887	3.011	3.120	3.279	3.387
99:08	2.416	2.457	2.530	2.648	2.874	2.994	3.100	3.252	3.354
99:09	2.413	2.454	2.525	2.640	2.861	2.978	3.080	3.225	3.322
99:10	2.411	2.451	2.520	2.632	2.847	2.961	3.060	3.198	3.289
99:11	2.409	2.447	2.515	2.624	2.834	2.944	3.040	3.171	3.257
99:12	2.407	2.444	2.511	2.617	2.821	2.928	3.019	3.144	3.224
99:13	2.404	2.441	2.506	2.609	2.807	2.911	2.999	3.117	3.191
99:14	2.402	2.438	2.501	2.601	2.794	2.894	2.979	3.090	3.159
99:15	2.400	2.435	2.496	2.593	2.781	2.878	2.959	3.064	3.126
99:16	2.397	2.431	2.491	2.586	2.767	2.861	2.939	3.037	3.094
99:17	2.395	2.428	2.486	2.578	2.754	2.844	2.919	3.010	3.062
99:18	2.393	2.425	2.481	2.570	2.741	2.828	2.899	2.983	3.029
99:19	2.391	2.422	2.476	2.562	2.728	2.811	2.879	2.956	2.997
99:20	2.388	2.418	2.471	2.555	2.714	2.794	2.859	2.930	2.964
99:21	2.386	2.415	2.466	2.547	2.701	2.778	2.839	2.903	2.932
99:22	2.384	2.412	2.461	2.539	2.688	2.761	2.819	2.876	2.899
99:23	2.381	2.409	2.456	2.532	2.674	2.744	2.799	2.849	2.867
99:24	2.379	2.406	2.451	2.524	2.661	2.728	2.779	2.823	2.835
99:25	2.377	2.402	2.446	2.516	2.648	2.711	2.759	2.796	2.802
99:26	2.375	2.399	2.442	2.509	2.635	2.695	2.739	2.769	2.770
99:27	2.372	2.396	2.437	2.501	2.621	2.678	2.719	2.743	2.738
99:28	2.370	2.393	2.432	2.493	2.608	2.661	2.699	2.716	2.705
99:29	2.368	2.390	2.427	2.485	2.595	2.645	2.679	2.689	2.673
99:30	2.365	2.386	2.422	2.478	2.582	2.628	2.659	2.663	2.641
99:31	2.363	2.383	2.417	2.470	2.568	2.612	2.639	2.636	2.609
100:00	2.361	2.380	2.412	2.462	2.555	2.595	2.619	2.609	2.577
100:01	2.359	2.377	2.407	2.455	2.542	2.579	2.599	2.583	2.544
100:02	2.356	2.374	2.402	2.447	2.529	2.562	2.579	2.556	2.512
Avg Life	17.103	11.620	7.305	4.483	2.486	1.968	1.625	1.209	0.995
Duration	13.714	9.727	6.351	4.058	2.355	1.882	1.562	1.169	0.966
First Pay	1/14	8/03	8/03	8/03	8/03	8/03	8/03	8/03	8/03
Last Pay	8/28	10/24	7/20	3/16	4/08	11/06	3/06	6/05	2/05

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D LAS 30 year 5.2

Cmoproj

1:11:08 pm July 18, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value

Reset Multiplier Cap

4A26 3,916,667.00 11.39362 24 1.000000 1ML 1.3000 16.08511 -2.68085 16.08511

Floor Current Settle

Deal WAC WAM Pricing Duration

Coupon

Date

Speed

@ Px

0.00000 11.3936 Price	07/30/03 PSA	1ML30 year PSA	5.92 358.00 PSA	250.OPSA PSA	98:12 PSA	PSA	PSA	PSA	PSA
	100	150	200	250	325	400	500	750	1000
97:28	12.822	12.802	12.773	12.735	12.683	12.687	12.734	12.967	13.226
97:29	12.817	12.796	12.765	12.724	12.667	12.668	12.711	12.937	13.190
97:30	12.812	12.790	12.757	12.713	12.651	12.648	12.688	12.907	13.154
97:31	12.807	12.785	12.749	12.703	12.635	12.629	12.665	12.877	13.118
98:00	12.803	12.779	12.741	12.692	12.619	12.610	12.642	12.847	13.082
98:01	12.798	12.773	12.734	12.682	12.603	12.590	12.619	12.817	13.046
98:02	12.793	12.767	12.726	12.671	12.588	12.571	12.596	12.787	13.010
98:03	12.789	12.761	12.718	12.660	12.572	12.552	12.573	12.757	12.974
98:04	12.784	12.756	12.710	12.650	12.556	12.532	12.550	12.727	12.938
98:05	12.779	12.750	12.703	12.639	12.540	12.513	12.527	12.697	12.902
98:06	12.774	12.744	12.695	12.629	12.524	12.494	12.504	12.667	12.866
98:07	12.770	12.738	12.687	12.618	12.508	12.475	12.482	12.637	12.830
98:08	12.765	12.733	12.679	12.608	12.492	12.455	12.459	12.607	12.794
98:09	12.760	12.727	12.672	12.597	12.476	12.436	12.436	12.577	12.758
98:10	12.756	12.721	12.664	12.587	12.461	12.417	12.413	12.547	12.722
98:11	12.751	12.715	12.656	12.576	12.445	12.397	12.390	12.517	12.687
98:12	12.746	12.709	12.649	12.565	12.429	12.378	12.368	12.488	12.651
98:13	12.742	12.704	12.641	12.555	12.413	12.359	12.345	12.458	12.615
98:14	12.737	12.698	12.633	12.544	12.397	12.340	12.322	12.428	12.579
98:15	12.732	12.692	12.625	12.534	12.382	12.321	12.299	12.398	12.544
98:16	12.727	12.686	12.618	12.523	12.366	12.301	12.276	12.368	12.508
98:17	12.723	12.681	12.610	12.513	12.350	12.282	12.254	12.339	12.472
98:18	12.718	12.675	12.602	12.502	12.334	12.263	12.231	12.309	12.436
98:19	12.713	12.669	12.595	12.492	12.318	12.244	12.208	12.279	12.401
98:20	12.709	12.664	12.587	12.481	12.303	12.225	12.186	12.249	12.365
98:21	12.704	12.658	12.579	12.471	12.287	12.205	12.163	12.220	12.329
98:22	12.699	12.652	12.572	12.460	12.271	12.186	12.140	12.190	12.294
98:23	12.695	12.646	12.564	12.450	12.255	12.167	12.118	12.160	12.258
98:24	12.690	12.641	12.556	12.440	12.240	12.148	12.095	12.131	12.223
98:25	12.685	12.635	12.549	12.429	12.224	12.129	12.072	12.101	12.187
98:26	12.681	12.629	12.541	12.419	12.208	12.110	12.050	12.071	12.152
98:27	12.676	12.623	12.533	12.408	12.193	12.091	12.027	12.042	12.116
Avg Life	17.103	11.620	7.305	4.483	2.486	1.968	1.625	1.209	0.995
Duration	6.698	5.467	4.082	2.989	1.990	1.636	1.381	1.054	0.879
First Pay	1/14	8/03	8/03	8/03	8/03	8/03	8/03	8/03	8/03
Last Pay	8/28	10/24	7/20	3/16	4/08	11/06	3/06	6/05	2/05

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D LAS 30 year 5.2

Cmoproj

1:11:17 pm July 18, 2003 Margarita Genis mgenis@rhino Page

Bond Balance Coupon Delay Factor Index Value

Reset Multiplier Cap

4A27 583,333.00 9.00000 24 1.000000 1ML 1.3000 117.00000 -18.00000 9.00000

Floor Current Settle

Deal WAC WAM Pricing Duration

Coupon

Date

Speed

@ Px

0.00000

9.0000

07/30/03

1ML30 year

5.92

358.00

250.OPSA

99:25

Price	PSA 100	PSA 150	PSA 200	PSA 250	PSA 325	PSA 400	PSA 500	PSA 750	PSA 1000
99:09	9.185	9.189	9.196	9.207	9.227	9.240	9.253	9.279	9.301
99:10	9.181	9.184	9.189	9.197	9.212	9.221	9.231	9.250	9.266
99:11	9.177	9.179	9.182	9.188	9.197	9.203	9.209	9.222	9.232
99:12	9.173	9.174	9.176	9.178	9.182	9.185	9.188	9.193	9.198
99:13	9.170	9.169	9.169	9.168	9.167	9.167	9.166	9.164	9.163
99:14	9.166	9.165	9.162	9.159	9.152	9.148	9.144	9.136	9.129
99:15	9.162	9.160	9.156	9.149	9.137	9.130	9.122	9.107	9.094
99:16	9.158	9.155	9.149	9.140	9.123	9.112	9.101	9.079	9.060
99:17	9.154	9.150	9.142	9.130	9.108	9.093	9.079	9.050	9.026
99:18	9.151	9.145	9.135	9.121	9.093	9.075	9.057	9.021	8.991
99:19	9.147	9.140	9.129	9.111	9.078	9.057	9.035	8.993	8.957
99:20	9.143	9.136	9.122	9.102	9.063	9.039	9.014	8.964	8.923
99:21	9.139	9.131	9.115	9.092	9.048	9.021	8.992	8.936	8.888
99:22	9.136	9.126	9.109	9.083	9.033	9.002	8.970	8.907	8.854
99:23	9.132	9.121	9.102	9.073	9.018	8.984	8.949	8.879	8.820
99:24	9.128	9.116	9.095	9.064	9.004	8.966	8.927	8.850	8.786
99:25	9.124	9.112	9.089	9.054	8.989	8.948	8.905	8.822	8.751
99:26	9.120	9.107	9.082	9.045	8.974	8.929	8.884	8.793	8.717
99:27	9.117	9.102	9.075	9.035	8.959	8.911	8.862	8.765	8.683
99:28	9.113	9.097	9.069	9.026	8.944	8.893	8.841	8.736	8.649
99:29	9.109	9.092	9.062	9.016	8.929	8.875	8.819	8.708	8.615
99:30	9.105	9.088	9.055	9.007	8.915	8.857	8.797	8.680	8.581
99:31	9.102	9.083	9.049	8.997	8.900	8.839	8.776	8.651	8.546
100:00	9.098	9.078	9.042	8.988	8.885	8.821	8.754	8.623	8.512
100:01	9.094	9.073	9.035	8.978	8.870	8.802	8.733	8.594	8.478
100:02	9.090	9.068	9.029	8.969	8.856	8.784	8.711	8.566	8.444
100:03	9.087	9.064	9.022	8.960	8.841	8.766	8.690	8.538	8.410
100:04	9.083	9.059	9.015	8.950	8.826	8.748	8.668	8.509	8.376
100:05	9.079	9.054	9.009	8.941	8.811	8.730	8.647	8.481	8.342
100:06	9.075	9.049	9.002	8.931	8.797	8.712	8.625	8.453	8.308
100:07	9.072	9.045	8.995	8.922	8.782	8.694	8.604	8.425	8.274
100:08	9.068	9.040	8.989	8.912	8.767	8.676	8.582	8.396	8.240
Avg Life	17.103	11.620	7.305	4.483	2.486	1.968	1.625	1.209	0.995
Duration	8.245	6.474	4.653	3.277	2.096	1.709	1.437	1.092	0.909
First Pay	1/14	8/03	8/03	8/03	8/03	8/03	8/03	8/03	8/03
Last Pay	8/28	10/24	7/20	3/16	4/08	11/06	3/06	6/05	2/05

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D LAS 30 year 5.2

Cmoproj

1:11:29 pm July 18, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A28 11,250,000.00 2.43000 24 1.000000 1ML 1.3000 1.40000 1.00000 7.00000

Floor Current Settle

Deal WAC WAM Pricing Duration

Coupon

Date

Speed

@ Px

0.00000 2.4300 Price	07/30/03 PSA 100	1ML30 year PSA 150	5.92 358.00 PSA 200	250.OPSA PSA 250	99:20 PSA 325	PSA 400	PSA 500	PSA 750	PSA 1000
99:04	2.767	2.788	2.826	2.888	3.011	3.085	3.161	3.311	3.437
99:05	2.765	2.785	2.821	2.880	2.998	3.069	3.141	3.284	3.404
99:06	2.763	2.781	2.816	2.872	2.984	3.052	3.121	3.257	3.371
99:07	2.760	2.778	2.811	2.864	2.971	3.035	3.101	3.230	3.339
99:08	2.758	2.775	2.806	2.856	2.958	3.018	3.081	3.203	3.306
99:09	2.756	2.772	2.801	2.849	2.944	3.002	3.060	3.176	3.274
99:10	2.753	2.768	2.796	2.841	2.931	2.985	3.040	3.149	3.241
99:11	2.751	2.765	2.791	2.833	2.918	2.968	3.020	3.122	3.209
99:12	2.748	2.762	2.786	2.825	2.904	2.952	3.000	3.096	3.176
99:13	2.746	2.758	2.781	2.817	2.891	2.935	2.980	3.069	3.143
99:14	2.744	2.755	2.776	2.810	2.878	2.918	2.960	3.042	3.111
99:15	2.741	2.752	2.771	2.802	2.864	2.902	2.940	3.015	3.078
99:16	2.739	2.749	2.766	2.794	2.851	2.885	2.920	2.988	3.046
99:17	2.737	2.745	2.761	2.786	2.838	2.868	2.900	2.962	3.014
99:18	2.734	2.742	2.756	2.779	2.824	2.852	2.880	2.935	2.981
99:19	2.732	2.739	2.751	2.771	2.811	2.835	2.860	2.908	2.949
99:20	2.730	2.736	2.746	2.763	2.798	2.818	2.840	2.881	2.916
99:21	2.727	2.732	2.741	2.756	2.784	2.802	2.820	2.854	2.884
99:22	2.725	2.729	2.736	2.748	2.771	2.785	2.800	2.828	2.852
99:23	2.723	2.726	2.731	2.740	2.758	2.769	2.780	2.801	2.819
99:24	2.720	2.722	2.726	2.732	2.745	2.752	2.760	2.774	2.787
99:25	2.718	2.719	2.721	2.725	2.731	2.735	2.740	2.748	2.755
99:26	2.716	2.716	2.716	2.717	2.718	2.719	2.720	2.721	2.722
99:27	2.713	2.713	2.711	2.709	2.705	2.702	2.700	2.694	2.690
99:28	2.711	2.709	2.706	2.701	2.692	2.686	2.680	2.668	2.658
99:29	2.709	2.706	2.701	2.694	2.678	2.669	2.660	2.641	2.625
99:30	2.706	2.703	2.696	2.686	2.665	2.653	2.640	2.614	2.593
99:31	2.704	2.700	2.692	2.678	2.652	2.636	2.620	2.588	2.561
100:00	2.702	2.696	2.687	2.671	2.639	2.619	2.600	2.561	2.529
100:01	2.699	2.693	2.682	2.663	2.625	2.603	2.580	2.535	2.497
100:02	2.697	2.690	2.677	2.655	2.612	2.586	2.560	2.508	2.464
100:03	2.695	2.687	2.672	2.648	2.599	2.570	2.540	2.482	2.432
Avg Life	17.103	11.620	7.305	4.483	2.486	1.968	1.625	1.209	0.995
Duration	13.383	9.568	6.295	4.047	2.356	1.883	1.563	1.170	0.966
First Pay	1/14	8/03	8/03	8/03	8/03	8/03	8/03	8/03	8/03
Last Pay	8/28	10/24	7/20	3/16	4/08	11/06	3/06	6/05	2/05

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D LAS 30 year 5.2

Cmoproj

1:11:39 pm July 18, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value

Reset Multiplier Cap

4A29 3,750,000.00 13.71000 24 1.000000 1ML 1.3000 16.80000 -3.00000 16.80000

Floor Current Settle

Deal WAC WAM Pricing Duration

Coupon

Date

Speed

@ Px

0.00000 13.7100 Price	07/30/03 PSA	1ML30 year PSA	5.92 358.00 PSA	250.OPSA PSA	98:08 PSA	PSA	PSA	PSA	PSA
	100	150	200	250	325	400	500	750	1000
97:24	13.471	13.520	13.609	13.737	13.972	14.125	14.284	14.599	14.865
97:25	13.466	13.514	13.601	13.726	13.956	14.105	14.260	14.568	14.828
97:26	13.461	13.507	13.593	13.715	13.940	14.086	14.237	14.538	14.791
97:27	13.456	13.501	13.585	13.704	13.923	14.066	14.213	14.507	14.755
97:28	13.451	13.495	13.577	13.693	13.907	14.046	14.190	14.477	14.718
97:29	13.446	13.489	13.569	13.682	13.891	14.026	14.167	14.446	14.681
97:30	13.441	13.483	13.561	13.671	13.874	14.006	14.143	14.416	14.645
97:31	13.436	13.477	13.553	13.660	13.858	13.987	14.120	14.385	14.608
98:00	13.431	13.471	13.544	13.649	13.842	13.967	14.097	14.355	14.572
98:01	13.426	13.465	13.536	13.638	13.825	13.947	14.073	14.324	14.535
98:02	13.421	13.459	13.528	13.627	13.809	13.927	14.050	14.294	14.499
98:03	13.416	13.453	13.520	13.616	13.793	13.908	14.027	14.263	14.462
98:04	13.411	13.447	13.512	13.605	13.777	13.888	14.003	14.233	14.426
98:05	13.406	13.441	13.504	13.594	13.760	13.868	13.980	14.202	14.389
98:06	13.402	13.435	13.496	13.583	13.744	13.848	13.957	14.172	14.353
98:07	13.397	13.429	13.488	13.572	13.728	13.829	13.933	14.141	14.317
98:08	13.392	13.423	13.480	13.561	13.712	13.809	13.910	14.111	14.280
98:09	13.387	13.417	13.472	13.550	13.695	13.789	13.887	14.081	14.244
98:10	13.382	13.410	13.464	13.539	13.679	13.770	13.864	14.050	14.208
98:11	13.377	13.404	13.456	13.528	13.663	13.750	13.840	14.020	14.171
98:12	13.372	13.398	13.448	13.518	13.647	13.730	13.817	13.990	14.135
98:13	13.367	13.392	13.439	13.507	13.630	13.711	13.794	13.959	14.099
98:14	13.362	13.386	13.431	13.496	13.614	13.691	13.771	13.929	14.062
98:15	13.357	13.380	13.423	13.485	13.598	13.671	13.748	13.899	14.026
98:16	13.352	13.374	13.415	13.474	13.582	13.652	13.724	13.869	13.990
98:17	13.347	13.368	13.407	13.463	13.566	13.632	13.701	13.838	13.954
98:18	13.342	13.362	13.399	13.452	13.549	13.613	13.678	13.808	13.918
98:19	13.337	13.356	13.391	13.441	13.533	13.593	13.655	13.778	13.882
98:20	13.332	13.350	13.383	13.430	13.517	13.574	13.632	13.748	13.845
98:21	13.328	13.344	13.375	13.419	13.501	13.554	13.609	13.718	13.809
98:22	13.323	13.338	13.367	13.409	13.485	13.534	13.586	13.687	13.773
98:23	13.318	13.332	13.359	13.398	13.469	13.515	13.563	13.657	13.737
Avg Life	17.103	11.620	7.305	4.483	2.486	1.968	1.625	1.209	0.995
Duration	6.359	5.207	3.899	2.873	1.936	1.598	1.352	1.036	0.865
First Pay	1/14	8/03	8/03	8/03	8/03	8/03	8/03	8/03	8/03
Last Pay	8/28	10/24	7/20	3/16	4/08	11/06	3/06	6/05	2/05

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D LAS 30 year 5.2

Cmoproj

10:52:58 pm July 22, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A3 64,600,307.00 5.80000 0 1.000000 1ML 1.3000 7.10000 -1.00000 7.10000

Floor Current Settle

Deal WAC WAM Pricing Duration

Coupon

Date

Speed

@ Px

0.00000

5.8000

07/30/03

1ML30 year

5.92

358.00

250.OPSA

8:00

7.100 + -1.000 * 1ML cap: 7.100

Price

7:16 7:17 7:18 7:19 7:20 7:21 7:22 7:23

7:24 7:25 7:26 7:27 7:28 7:29 7:30 7:31

8:00 8:01 8:02 8:03 8:04 8:05 8:06 8:07

8:08 8:09 8:10 8:11 8:12 8:13 8:14 8:15

Price	PSA 100	PSA 125	PSA 200	PSA 325	PSA 400	PSA 500	PSA 600	PSA 700	PSA 1000
	76.856	74.074	74.074	74.074	73.521	71.144	67.851	64.116	52.060
	76.404	73.616	73.616	73.616	73.057	70.664	67.355	63.606	51.518
	75.956	73.161	73.161	73.161	72.596	70.188	66.863	63.099	50.980
	75.512	72.711	72.711	72.711	72.140	69.715	66.375	62.598	50.447
	75.072	72.264	72.264	72.264	71.688	69.247	65.892	62.100	49.918
	74.635	71.822	71.822	71.822	71.240	68.783	65.412	61.606	49.393
	74.203	71.383	71.383	71.383	70.796	68.323	64.936	61.117	48.872
	73.775	70.949	70.949	70.949	70.355	67.866	64.464	60.631	48.356
	73.350	70.518	70.518	70.518	69.918	67.414	63.996	60.149	47.843
	72.929	70.090	70.090	70.090	69.485	66.965	63.532	59.672	47.335
	72.512	69.667	69.667	69.667	69.056	66.520	63.072	59.198	46.831
	72.098	69.247	69.247	69.247	68.631	66.078	62.615	58.728	46.331
	71.688	68.831	68.831	68.831	68.208	65.640	62.162	58.261	45.834
	71.282	68.418	68.418	68.418	67.790	65.206	61.713	57.798	45.342
	70.879	68.009	68.009	68.009	67.375	64.775	61.267	57.339	44.853
	70.480	67.603	67.603	67.603	66.963	64.348	60.825	56.884	44.368
	70.084	67.201	67.201	67.201	66.555	63.924	60.386	56.432	43.887
	69.691	66.802	66.802	66.802	66.150	63.504	59.951	55.983	43.409
	69.301	66.406	66.406	66.406	65.749	63.087	59.519	55.538	42.935
	68.915	66.014	66.014	66.014	65.351	62.673	59.090	55.097	42.465
	68.532	65.625	65.625	65.625	64.956	62.262	58.665	54.659	41.998
	68.153	65.239	65.239	65.239	64.564	61.855	58.243	54.224	41.535
	67.776	64.856	64.856	64.856	64.175	61.451	57.824	53.792	41.075
	67.403	64.476	64.476	64.476	63.789	61.050	57.409	53.364	40.618
	67.032	64.100	64.100	64.100	63.407	60.652	56.996	52.939	40.165
	66.665	63.726	63.726	63.726	63.028	60.257	56.587	52.517	39.715
	66.300	63.356	63.356	63.356	62.651	59.865	56.181	52.098	39.269
	65.939	62.988	62.988	62.988	62.277	59.476	55.778	51.682	38.825
	65.580	62.623	62.623	62.623	61.907	59.090	55.378	51.269	38.385
	65.225	62.262	62.262	62.262	61.539	58.707	54.980	50.860	37.948
	64.872	61.903	61.903	61.903	61.174	58.327	54.586	50.453	37.514
	64.522	61.546	61.546	61.546	60.812	57.950	54.195	50.049	37.084

Avg Life Duration First Pay Last Pay

4.612	4.000	4.000	4.000	3.731	3.245	2.893	2.628	2.123
0.981	0.965	0.965	0.965	0.951	0.916	0.885	0.859	0.807
8/03	8/03	8/03	8/03	8/03	8/03	8/03	8/03	8/03
12/12	10/11	10/11	10/11	7/10	1/09	2/08	8/07	7/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D LAS 30 year 5.2

Cmoproj

1:11:49 pm July 18, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A30 2,003,424.00 2.60000 24 1.000000 1ML 1.3000 1.50000 1.00000 7.00000

Floor Current Settle

Deal WAC WAM Pricing Duration

Coupon

Date

Speed

@ Px

0.00000 2.6000 Price	07/30/03 PSA 100	1ML30 year PSA 150	5.92 358.00 PSA 200	250.OPSA PSA 250	99:18 PSA 325	PSA 400	PSA 500	PSA 750	PSA 1000
99:02	2.873	2.896	2.937	3.003	3.137	3.217	3.299	3.461	3.597
99:03	2.871	2.892	2.932	2.995	3.123	3.200	3.279	3.434	3.565
99:04	2.868	2.889	2.927	2.988	3.110	3.184	3.259	3.407	3.532
99:05	2.866	2.886	2.922	2.980	3.097	3.167	3.239	3.380	3.499
99:06	2.864	2.882	2.917	2.972	3.083	3.150	3.218	3.353	3.466
99:07	2.861	2.879	2.912	2.964	3.070	3.133	3.198	3.326	3.434
99:08	2.859	2.876	2.907	2.956	3.056	3.117	3.178	3.299	3.401
99:09	2.857	2.872	2.902	2.949	3.043	3.100	3.158	3.272	3.369
99:10	2.854	2.869	2.896	2.941	3.030	3.083	3.138	3.245	3.336
99:11	2.852	2.866	2.891	2.933	3.016	3.066	3.118	3.219	3.303
99:12	2.849	2.863	2.886	2.925	3.003	3.050	3.097	3.192	3.271
99:13	2.847	2.859	2.881	2.917	2.990	3.033	3.077	3.165	3.238
99:14	2.845	2.856	2.876	2.910	2.976	3.016	3.057	3.138	3.206
99:15	2.842	2.853	2.871	2.902	2.963	3.000	3.037	3.111	3.173
99:16	2.840	2.849	2.866	2.894	2.950	2.983	3.017	3.084	3.141
99:17	2.838	2.846	2.861	2.886	2.936	2.966	2.997	3.057	3.108
99:18	2.835	2.843	2.856	2.878	2.923	2.950	2.977	3.031	3.076
99:19	2.833	2.839	2.851	2.871	2.910	2.933	2.957	3.004	3.043
99:20	2.831	2.836	2.846	2.863	2.896	2.916	2.937	2.977	3.011
99:21	2.828	2.833	2.841	2.855	2.883	2.900	2.917	2.950	2.978
99:22	2.826	2.830	2.836	2.847	2.870	2.883	2.897	2.924	2.946
99:23	2.823	2.826	2.831	2.840	2.856	2.866	2.877	2.897	2.914
99:24	2.821	2.823	2.826	2.832	2.843	2.850	2.857	2.870	2.881
99:25	2.819	2.820	2.821	2.824	2.830	2.833	2.837	2.843	2.849
99:26	2.816	2.816	2.816	2.816	2.816	2.817	2.817	2.817	2.817
99:27	2.814	2.813	2.811	2.809	2.803	2.800	2.797	2.790	2.784
99:28	2.812	2.810	2.806	2.801	2.790	2.783	2.777	2.763	2.752
99:29	2.809	2.807	2.801	2.793	2.777	2.767	2.757	2.737	2.720
99:30	2.807	2.803	2.797	2.786	2.763	2.750	2.737	2.710	2.688
99:31	2.805	2.800	2.792	2.778	2.750	2.734	2.717	2.683	2.655
100:00	2.802	2.797	2.787	2.770	2.737	2.717	2.697	2.657	2.623
100:01	2.800	2.793	2.782	2.762	2.724	2.700	2.677	2.630	2.591
Avg Life	17.103	11.620	7.305	4.483	2.486	1.968	1.625	1.209	0.995
Duration	13.266	9.500	6.259	4.031	2.351	1.880	1.561	1.169	0.965
First Pay	1/14	8/03	8/03	8/03	8/03	8/03	8/03	8/03	8/03
Last Pay	8/28	10/24	7/20	3/16	4/08	11/06	3/06	6/05	2/05

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D LAS 30 year 5.2

Cmoproj

1:11:59 pm July 18, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A31 2,996,576.00 7.02171 24 1.000000 1ML 1.3000 7.75714 -0.66857 7.75714

Floor Current Settle

Deal WAC WAM Pricing Duration

Coupon

Date

Speed

@ Px

4.08000

7.0217

07/30/03

1ML30 year

5.92

358.00

250.OPSA

99:03

Price	PSA 100	PSA 150	PSA 200	PSA 250	PSA 325	PSA 400	PSA 500	PSA 750	PSA 1000
98:19	7.087	7.118	7.174	7.260	7.425	7.528	7.633	7.842	8.017
98:20	7.084	7.114	7.168	7.251	7.411	7.510	7.612	7.813	7.983
98:21	7.081	7.109	7.162	7.242	7.396	7.492	7.590	7.785	7.949
98:22	7.077	7.105	7.156	7.233	7.382	7.474	7.569	7.757	7.915
98:23	7.074	7.101	7.149	7.224	7.367	7.456	7.548	7.728	7.880
98:24	7.071	7.096	7.143	7.215	7.353	7.438	7.526	7.700	7.846
98:25	7.067	7.092	7.137	7.206	7.338	7.420	7.505	7.672	7.812
98:26	7.064	7.088	7.131	7.197	7.324	7.403	7.483	7.643	7.778
98:27	7.061	7.083	7.125	7.188	7.309	7.385	7.462	7.615	7.744
98:28	7.057	7.079	7.118	7.179	7.295	7.367	7.441	7.587	7.710
98:29	7.054	7.075	7.112	7.170	7.280	7.349	7.419	7.559	7.676
98:30	7.051	7.070	7.106	7.161	7.266	7.331	7.398	7.530	7.642
98:31	7.048	7.066	7.100	7.152	7.251	7.313	7.377	7.502	7.608
99:00	7.044	7.062	7.094	7.143	7.237	7.295	7.355	7.474	7.574
99:01	7.041	7.058	7.088	7.134	7.222	7.277	7.334	7.446	7.540
99:02	7.038	7.053	7.081	7.125	7.208	7.260	7.313	7.417	7.506
99:03	7.034	7.049	7.075	7.116	7.194	7.242	7.291	7.389	7.472
99:04	7.031	7.045	7.069	7.107	7.179	7.224	7.270	7.361	7.438
99:05	7.028	7.040	7.063	7.098	7.165	7.206	7.249	7.333	7.404
99:06	7.025	7.036	7.057	7.089	7.150	7.188	7.227	7.305	7.370
99:07	7.021	7.032	7.051	7.080	7.136	7.171	7.206	7.277	7.336
99:08	7.018	7.027	7.045	7.071	7.121	7.153	7.185	7.249	7.302
99:09	7.015	7.023	7.038	7.062	7.107	7.135	7.164	7.220	7.268
99:10	7.011	7.019	7.032	7.053	7.093	7.117	7.142	7.192	7.234
99:11	7.008	7.015	7.026	7.044	7.078	7.099	7.121	7.164	7.201
99:12	7.005	7.010	7.020	7.035	7.064	7.082	7.100	7.136	7.167
99:13	7.002	7.006	7.014	7.026	7.049	7.064	7.079	7.108	7.133
99:14	6.998	7.002	7.008	7.017	7.035	7.046	7.058	7.080	7.099
99:15	6.995	6.997	7.002	7.008	7.021	7.028	7.036	7.052	7.065
99:16	6.992	6.993	6.996	6.999	7.006	7.011	7.015	7.024	7.032
99:17	6.989	6.989	6.989	6.990	6.992	6.993	6.994	6.996	6.998
99:18	6.985	6.985	6.983	6.981	6.978	6.975	6.973	6.968	6.964
Avg Life	17.103	11.620	7.305	4.483	2.486	1.968	1.625	1.209	0.995
Duration	9.548	7.289	5.095	3.489	2.172	1.759	1.473	1.113	0.923
First Pay	1/14	8/03	8/03	8/03	8/03	8/03	8/03	8/03	8/03
Last Pay	8/28	10/24	7/20	3/16	4/08	11/06	3/06	6/05	2/05

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D PAC 30 year 5.6

Cmoproj

10:41:38 pm July 22, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A38 50,818,800.00 3.75000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

3.7500 Price	07/30/03 30 PSA 100	year 5.76 PSA 125	358.00 PSA 200	325.OPSA PSA 325	100:00 PSA 400	PSA 500	PSA 600	PSA 700	PSA 1000
99:16	3.825	3.831	3.847	3.870	3.872	3.872	3.872	3.872	3.889
99:17	3.819	3.824	3.839	3.858	3.861	3.861	3.861	3.861	3.875
99:18	3.813	3.818	3.830	3.847	3.849	3.849	3.849	3.849	3.861
99:19	3.808	3.811	3.822	3.836	3.838	3.838	3.838	3.838	3.848
99:20	3.802	3.805	3.813	3.824	3.826	3.826	3.826	3.826	3.834
99:21	3.796	3.799	3.805	3.813	3.814	3.814	3.814	3.814	3.820
99:22	3.791	3.792	3.796	3.802	3.803	3.803	3.803	3.803	3.807
99:23	3.785	3.786	3.788	3.791	3.791	3.791	3.791	3.791	3.793
99:24	3.779	3.779	3.779	3.779	3.779	3.779	3.779	3.779	3.779
99:25	3.774	3.773	3.771	3.768	3.768	3.768	3.768	3.768	3.766
99:26	3.768	3.767	3.762	3.757	3.756	3.756	3.756	3.756	3.752
99:27	3.762	3.760	3.754	3.746	3.745	3.745	3.745	3.745	3.738
99:28	3.757	3.754	3.746	3.734	3.733	3.733	3.733	3.733	3.725
99:29	3.751	3.747	3.737	3.723	3.721	3.721	3.721	3.721	3.711
99:30	3.745	3.741	3.729	3.712	3.710	3.710	3.710	3.710	3.698
99:31	3.740	3.735	3.720	3.701	3.698	3.698	3.698	3.698	3.684
100:00	3.734	3.728	3.712	3.689	3.687	3.687	3.687	3.687	3.670
100:01	3.729	3.722	3.703	3.678	3.675	3.675	3.675	3.675	3.657
100:02	3.723	3.716	3.695	3.667	3.664	3.664	3.664	3.664	3.643
100:03	3.717	3.709	3.686	3.656	3.652	3.652	3.652	3.652	3.630
100:04	3.712	3.703	3.678	3.645	3.640	3.640	3.640	3.640	3.616
100:05	3.706	3.697	3.670	3.633	3.629	3.629	3.629	3.629	3.603
100:06	3.700	3.690	3.661	3.622	3.617	3.617	3.617	3.617	3.589
100:07	3.695	3.684	3.653	3.611	3.606	3.606	3.606	3.606	3.575
100:08	3.689	3.677	3.644	3.600	3.594	3.594	3.594	3.594	3.562
100:09	3.684	3.671	3.636	3.589	3.583	3.583	3.583	3.583	3.548
100:10	3.678	3.665	3.627	3.578	3.571	3.571	3.571	3.571	3.535
100:11	3.672	3.658	3.619	3.566	3.560	3.560	3.560	3.560	3.521
100:12	3.667	3.652	3.611	3.555	3.548	3.548	3.548	3.548	3.508
100:13	3.661	3.646	3.602	3.544	3.537	3.537	3.537	3.537	3.494
100:14	3.655	3.639	3.594	3.533	3.525	3.525	3.525	3.525	3.481
100:15	3.650	3.633	3.585	3.522	3.514	3.514	3.514	3.514	3.467
Avg Life	6.565	5.692	4.131	3.030	2.933	2.933	2.933	2.933	2.459
Duration	5.522	4.889	3.689	2.777	2.693	2.693	2.693	2.693	2.292
First Pay	8/03	8/03	8/03	8/03	8/03	8/03	8/03	8/03	8/03
Last Pay	3/20	3/20	3/20	3/20	3/20	3/20	3/20	3/20	10/08

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D PAC 30 year 5.6

Cmoproj

10:42:44 pm July 22, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A41 14,673,750.00 2.53000 0 1.000000 1ML 1.0300 1.50000 1.00000 7.00000

Floor Current Settle

Deal WAC WAM Pricing Duration

Coupon

Date

Speed

@ Px

0.00000

2.5300

07/30/03

1ML30 year

5.76

358.00

325.OPSA

100:00

Price	PSA 100	PSA 125	PSA 200	PSA 325	PSA 400	PSA 500	PSA 600	PSA 700	PSA 1000
99:16	2.575	2.577	2.586	2.601	2.600	2.615	2.644	2.698	2.845
99:17	2.573	2.575	2.583	2.598	2.597	2.611	2.638	2.689	2.826
99:18	2.571	2.573	2.580	2.594	2.593	2.606	2.631	2.679	2.807
99:19	2.569	2.571	2.578	2.590	2.589	2.602	2.625	2.669	2.788
99:20	2.567	2.569	2.575	2.587	2.586	2.597	2.619	2.660	2.770
99:21	2.565	2.567	2.572	2.583	2.582	2.593	2.612	2.650	2.751
99:22	2.563	2.565	2.570	2.580	2.579	2.588	2.606	2.640	2.732
99:23	2.561	2.563	2.567	2.576	2.575	2.584	2.600	2.630	2.713
99:24	2.559	2.560	2.564	2.572	2.572	2.579	2.594	2.621	2.694
99:25	2.557	2.558	2.562	2.569	2.568	2.575	2.587	2.611	2.675
99:26	2.555	2.556	2.559	2.565	2.565	2.570	2.581	2.601	2.656
99:27	2.553	2.554	2.557	2.561	2.561	2.566	2.575	2.592	2.637
99:28	2.551	2.552	2.554	2.558	2.558	2.561	2.568	2.582	2.619
99:29	2.549	2.550	2.551	2.554	2.554	2.557	2.562	2.572	2.600
99:30	2.547	2.548	2.549	2.551	2.550	2.552	2.556	2.563	2.581
99:31	2.545	2.545	2.546	2.547	2.547	2.548	2.550	2.553	2.562
100:00	2.543	2.543	2.543	2.543	2.543	2.543	2.543	2.543	2.543
100:01	2.541	2.541	2.541	2.540	2.540	2.539	2.537	2.534	2.525
100:02	2.539	2.539	2.538	2.536	2.536	2.534	2.531	2.524	2.506
100:03	2.537	2.537	2.535	2.533	2.533	2.530	2.525	2.514	2.487
100:04	2.535	2.535	2.533	2.529	2.529	2.526	2.518	2.505	2.468
100:05	2.533	2.533	2.530	2.525	2.526	2.521	2.512	2.495	2.449
100:06	2.531	2.531	2.528	2.522	2.522	2.517	2.506	2.486	2.431
100:07	2.530	2.529	2.525	2.518	2.519	2.512	2.500	2.476	2.412
100:08	2.528	2.526	2.522	2.515	2.515	2.508	2.493	2.466	2.393
100:09	2.526	2.524	2.520	2.511	2.512	2.503	2.487	2.457	2.374
100:10	2.524	2.522	2.517	2.507	2.508	2.499	2.481	2.447	2.356
100:11	2.522	2.520	2.515	2.504	2.505	2.494	2.475	2.437	2.337
100:12	2.520	2.518	2.512	2.500	2.501	2.490	2.468	2.428	2.318
100:13	2.518	2.516	2.509	2.497	2.497	2.485	2.462	2.418	2.300
100:14	2.516	2.514	2.507	2.493	2.494	2.481	2.456	2.409	2.281
100:15	2.514	2.512	2.504	2.489	2.490	2.477	2.450	2.399	2.262
Avg Life	20.476	18.712	14.384	9.940	10.247	7.889	5.491	3.467	1.719
Duration	15.770	14.703	11.884	8.661	8.827	6.993	4.989	3.237	1.661
First Pay	1/21	2/19	12/14	3/11	5/10	3/08	12/05	6/05	11/04
Last Pay	5/27	11/25	10/21	11/16	5/33	5/33	5/33	8/32	8/05

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D PAC 30 year 5.6

Cmoproj

10:42:12 pm July 22, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A43 9,440,501.00 5.25000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

5.2500	07/30/03 30	year 5.76	358.00 325.OPSA 98:16
Price	PSA 100	PSA 125	PSA 200	PSA 325	PSA 400	PSA 500	PSA 600	PSA 700	PSA 1000
98:00	5.372	5.375	5.386	5.412	6.586	7.761	8.607	9.337	11.138
98:01	5.371	5.374	5.385	5.410	6.561	7.713	8.543	9.259	11.025
98:02	5.370	5.373	5.383	5.408	6.537	7.666	8.480	9.181	10.912
98:03	5.369	5.371	5.382	5.406	6.512	7.619	8.416	9.104	10.799
98:04	5.368	5.370	5.380	5.404	6.488	7.572	8.353	9.026	10.687
98:05	5.366	5.369	5.379	5.402	6.463	7.525	8.289	8.948	10.574
98:06	5.365	5.367	5.377	5.400	6.439	7.478	8.226	8.871	10.461
98:07	5.364	5.366	5.376	5.398	6.414	7.431	8.163	8.793	10.349
98:08	5.363	5.365	5.374	5.396	6.390	7.384	8.099	8.716	10.237
98:09	5.361	5.364	5.373	5.394	6.365	7.337	8.036	8.639	10.124
98:10	5.360	5.362	5.371	5.392	6.341	7.290	7.973	8.562	10.012
98:11	5.359	5.361	5.370	5.390	6.317	7.243	7.910	8.484	9.900
98:12	5.358	5.360	5.368	5.388	6.292	7.196	7.847	8.407	9.788
98:13	5.356	5.359	5.367	5.386	6.268	7.149	7.784	8.330	9.677
98:14	5.355	5.357	5.365	5.384	6.244	7.103	7.721	8.253	9.565
98:15	5.354	5.356	5.364	5.382	6.219	7.056	7.658	8.176	9.453
98:16	5.353	5.355	5.362	5.380	6.195	7.009	7.595	8.099	9.342
98:17	5.352	5.353	5.361	5.378	6.171	6.962	7.532	8.022	9.230
98:18	5.350	5.352	5.359	5.376	6.146	6.916	7.469	7.945	9.119
98:19	5.349	5.351	5.358	5.374	6.122	6.869	7.406	7.869	9.008
98:20	5.348	5.350	5.356	5.372	6.098	6.822	7.343	7.792	8.897
98:21	5.347	5.348	5.355	5.370	6.073	6.776	7.281	7.715	8.786
98:22	5.345	5.347	5.353	5.368	6.049	6.729	7.218	7.639	8.675
98:23	5.344	5.346	5.352	5.366	6.025	6.683	7.155	7.562	8.564
98:24	5.343	5.344	5.350	5.364	6.001	6.636	7.093	7.486	8.453
98:25	5.342	5.343	5.349	5.362	5.976	6.590	7.030	7.409	8.343
98:26	5.340	5.342	5.347	5.360	5.952	6.543	6.968	7.333	8.232
98:27	5.339	5.341	5.346	5.358	5.928	6.497	6.905	7.257	8.122
98:28	5.338	5.339	5.345	5.356	5.904	6.450	6.843	7.181	8.012
98:29	5.337	5.338	5.343	5.354	5.880	6.404	6.780	7.104	7.901
98:30	5.336	5.337	5.342	5.352	5.855	6.357	6.718	7.028	7.791
98:31	5.334	5.335	5.340	5.350	5.831	6.311	6.656	6.952	7.681
Avg Life	26.648	25.677	22.318	16.953	1.396	0.715	0.530	0.433	0.300
Duration	25.686	24.641	21.142	15.971	1.299	0.676	0.502	0.411	0.283
First Pay	5/27	12/25	10/21	11/16	8/03	8/03	8/03	8/03	8/03
Last Pay	5/33	5/33	5/33	5/33	9/05	8/04	5/04	3/04	1/04

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D PAC 30 year 5.6

Cmoproj

10:42:03 pm July 22, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A44 11,000,000.29 5.25000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

5.2500	07/30/03 30	year 5.76	358.00 325.OPSA		99:14
Price	PSA 100	PSA 125	PSA 200	PSA 325	PSA 400	PSA 500	PSA 600	PSA 700	PSA 1000
98:30	5.367	5.370	5.382	5.408	5.433	5.481	5.549	5.651	5.901
98:31	5.364	5.367	5.379	5.403	5.428	5.474	5.538	5.636	5.874
99:00	5.361	5.365	5.376	5.399	5.422	5.466	5.528	5.621	5.848
99:01	5.359	5.362	5.373	5.394	5.417	5.458	5.517	5.606	5.822
99:02	5.356	5.359	5.369	5.390	5.411	5.451	5.506	5.590	5.796
99:03	5.354	5.356	5.366	5.386	5.406	5.443	5.496	5.575	5.770
99:04	5.351	5.354	5.363	5.381	5.400	5.435	5.485	5.560	5.744
99:05	5.348	5.351	5.359	5.377	5.395	5.428	5.475	5.545	5.718
99:06	5.346	5.348	5.356	5.372	5.389	5.420	5.464	5.530	5.692
99:07	5.343	5.345	5.353	5.368	5.383	5.413	5.453	5.515	5.666
99:08	5.341	5.343	5.350	5.364	5.378	5.405	5.443	5.500	5.640
99:09	5.338	5.340	5.346	5.359	5.372	5.397	5.432	5.485	5.614
99:10	5.336	5.337	5.343	5.355	5.367	5.390	5.422	5.470	5.588
99:11	5.333	5.334	5.340	5.351	5.361	5.382	5.411	5.455	5.562
99:12	5.330	5.332	5.336	5.346	5.356	5.374	5.400	5.440	5.536
99:13	5.328	5.329	5.333	5.342	5.350	5.367	5.390	5.425	5.510
99:14	5.325	5.326	5.330	5.337	5.345	5.359	5.379	5.410	5.484
99:15	5.323	5.324	5.327	5.333	5.340	5.352	5.369	5.395	5.458
99:16	5.320	5.321	5.323	5.329	5.334	5.344	5.358	5.380	5.432
99:17	5.318	5.318	5.320	5.324	5.329	5.337	5.348	5.365	5.406
99:18	5.315	5.315	5.317	5.320	5.323	5.329	5.337	5.350	5.380
99:19	5.312	5.313	5.314	5.316	5.318	5.321	5.327	5.335	5.354
99:20	5.310	5.310	5.310	5.311	5.312	5.314	5.316	5.320	5.328
99:21	5.307	5.307	5.307	5.307	5.307	5.306	5.306	5.305	5.302
99:22	5.305	5.304	5.304	5.303	5.301	5.299	5.295	5.290	5.277
99:23	5.302	5.302	5.301	5.298	5.296	5.291	5.285	5.275	5.251
99:24	5.300	5.299	5.297	5.294	5.290	5.284	5.274	5.260	5.225
99:25	5.297	5.296	5.294	5.289	5.285	5.276	5.264	5.245	5.199
99:26	5.294	5.294	5.291	5.285	5.279	5.268	5.253	5.230	5.173
99:27	5.292	5.291	5.288	5.281	5.274	5.261	5.243	5.215	5.148
99:28	5.289	5.288	5.284	5.276	5.268	5.253	5.232	5.200	5.122
99:29	5.287	5.285	5.281	5.272	5.263	5.246	5.222	5.185	5.096
Avg Life	20.686	18.864	14.369	9.636	7.361	5.086	3.508	2.351	1.287
Duration	12.145	11.471	9.580	7.156	5.701	4.119	2.964	2.084	1.206
First Pay	9/17	10/15	2/12	7/08	8/03	8/03	8/03	8/03	8/03
Last Pay	5/33	5/33	5/33	5/33	5/33	5/33	4/33	11/31	8/05

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D LAS 30 year 5.2

Cmoproj

1:12:13 pm July 18, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A5 10,175,430.00 5.25000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

5.2500 Price	07/30/03 30 PSA 100	year 5.92 PSA 150	358.00 PSA 200	250.OPSA PSA 250	98:24 PSA 325	PSA 400	PSA 500	PSA 750	PSA 1000
98:08	5.441	5.490	5.585	5.736	5.979	6.130	6.289	6.610	6.880
98:09	5.438	5.486	5.578	5.727	5.964	6.112	6.267	6.580	6.845
98:10	5.435	5.482	5.572	5.717	5.949	6.093	6.245	6.551	6.809
98:11	5.432	5.478	5.566	5.707	5.934	6.075	6.222	6.521	6.774
98:12	5.429	5.474	5.560	5.698	5.918	6.056	6.200	6.492	6.738
98:13	5.426	5.470	5.553	5.688	5.903	6.038	6.178	6.463	6.703
98:14	5.423	5.466	5.547	5.678	5.888	6.019	6.156	6.433	6.667
98:15	5.420	5.461	5.541	5.669	5.873	6.001	6.134	6.404	6.632
98:16	5.417	5.457	5.535	5.659	5.858	5.982	6.112	6.375	6.596
98:17	5.414	5.453	5.528	5.649	5.843	5.964	6.090	6.346	6.561
98:18	5.411	5.449	5.522	5.640	5.828	5.945	6.068	6.316	6.526
98:19	5.408	5.445	5.516	5.630	5.813	5.927	6.046	6.287	6.490
98:20	5.405	5.441	5.510	5.620	5.798	5.908	6.024	6.258	6.455
98:21	5.402	5.437	5.504	5.611	5.783	5.890	6.002	6.229	6.420
98:22	5.399	5.433	5.497	5.601	5.768	5.871	5.980	6.199	6.385
98:23	5.396	5.429	5.491	5.592	5.753	5.853	5.958	6.170	6.349
98:24	5.393	5.425	5.485	5.582	5.738	5.835	5.936	6.141	6.314
98:25	5.390	5.421	5.479	5.572	5.723	5.816	5.914	6.112	6.279
98:26	5.387	5.416	5.473	5.563	5.708	5.798	5.892	6.083	6.244
98:27	5.384	5.412	5.466	5.553	5.693	5.779	5.870	6.054	6.209
98:28	5.381	5.408	5.460	5.544	5.678	5.761	5.848	6.025	6.173
98:29	5.378	5.404	5.454	5.534	5.663	5.743	5.826	5.996	6.138
98:30	5.375	5.400	5.448	5.525	5.648	5.724	5.804	5.966	6.103
98:31	5.372	5.396	5.442	5.515	5.633	5.706	5.782	5.937	6.068
99:00	5.369	5.392	5.435	5.505	5.618	5.688	5.761	5.908	6.033
99:01	5.366	5.388	5.429	5.496	5.603	5.669	5.739	5.879	5.998
99:02	5.363	5.384	5.423	5.486	5.588	5.651	5.717	5.850	5.963
99:03	5.360	5.380	5.417	5.477	5.573	5.632	5.695	5.821	5.928
99:04	5.357	5.376	5.411	5.467	5.558	5.614	5.673	5.792	5.893
99:05	5.354	5.372	5.405	5.458	5.543	5.596	5.651	5.763	5.858
99:06	5.351	5.368	5.398	5.448	5.528	5.578	5.629	5.734	5.823
99:07	5.348	5.364	5.392	5.439	5.513	5.559	5.608	5.705	5.788
Avg Life	16.496	10.898	6.583	3.890	2.317	1.863	1.547	1.153	0.950
Duration	10.594	7.712	5.082	3.284	2.097	1.711	1.435	1.081	0.895
First Pay	1/14	8/03	8/03	8/03	8/03	8/03	8/03	8/03	8/03
Last Pay	1/27	9/22	5/18	1/14	10/07	8/06	1/06	5/05	1/05

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D LAS 30 year 5.2

Cmoproj

1:12:31 pm July 18, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A6 3,933,043.00 5.25000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

5.2500

07/30/03

30 year

5.92

358.00

250.OPSA

98:00

Price	PSA 100	PSA 150	PSA 200	PSA 250	PSA 325	PSA 400	PSA 500	PSA 750	PSA 1000
97:16	5.470	5.486	5.512	5.560	5.855	6.052	6.236	6.555	6.816
97:17	5.467	5.483	5.509	5.556	5.847	6.041	6.222	6.537	6.794
97:18	5.465	5.480	5.506	5.553	5.839	6.030	6.208	6.519	6.772
97:19	5.462	5.478	5.503	5.549	5.831	6.019	6.195	6.500	6.749
97:20	5.460	5.475	5.500	5.545	5.823	6.008	6.181	6.482	6.727
97:21	5.458	5.472	5.497	5.542	5.815	5.997	6.167	6.463	6.705
97:22	5.455	5.470	5.494	5.538	5.807	5.986	6.154	6.445	6.683
97:23	5.453	5.467	5.491	5.534	5.799	5.975	6.140	6.427	6.661
97:24	5.451	5.465	5.488	5.530	5.791	5.964	6.127	6.408	6.638
97:25	5.448	5.462	5.485	5.527	5.783	5.953	6.113	6.390	6.616
97:26	5.446	5.459	5.482	5.523	5.775	5.942	6.099	6.372	6.594
97:27	5.443	5.457	5.479	5.519	5.767	5.931	6.086	6.353	6.572
97:28	5.441	5.454	5.476	5.516	5.759	5.921	6.072	6.335	6.550
97:29	5.439	5.452	5.473	5.512	5.751	5.910	6.058	6.317	6.528
97:30	5.436	5.449	5.470	5.508	5.743	5.899	6.045	6.299	6.505
97:31	5.434	5.446	5.467	5.505	5.735	5.888	6.031	6.280	6.483
98:00	5.432	5.444	5.464	5.501	5.727	5.877	6.018	6.262	6.461
98:01	5.429	5.441	5.461	5.497	5.719	5.866	6.004	6.244	6.439
98:02	5.427	5.439	5.458	5.493	5.711	5.855	5.991	6.225	6.417
98:03	5.424	5.436	5.455	5.490	5.703	5.844	5.977	6.207	6.395
98:04	5.422	5.433	5.452	5.486	5.695	5.833	5.963	6.189	6.373
98:05	5.420	5.431	5.449	5.482	5.687	5.823	5.950	6.171	6.351
98:06	5.417	5.428	5.446	5.479	5.679	5.812	5.936	6.152	6.329
98:07	5.415	5.426	5.443	5.475	5.671	5.801	5.923	6.134	6.307
98:08	5.413	5.423	5.440	5.471	5.663	5.790	5.909	6.116	6.285
98:09	5.410	5.420	5.437	5.468	5.655	5.779	5.896	6.098	6.263
98:10	5.408	5.418	5.434	5.464	5.647	5.768	5.882	6.080	6.241
98:11	5.406	5.415	5.431	5.460	5.639	5.757	5.869	6.061	6.219
98:12	5.403	5.413	5.428	5.457	5.631	5.747	5.855	6.043	6.197
98:13	5.401	5.410	5.425	5.453	5.623	5.736	5.841	6.025	6.175
98:14	5.398	5.407	5.422	5.449	5.615	5.725	5.828	6.007	6.153
98:15	5.396	5.405	5.419	5.446	5.607	5.714	5.814	5.989	6.131
Avg Life	24.573	20.533	16.250	11.900	4.586	3.264	2.571	1.880	1.542
Duration	13.381	12.187	10.608	8.590	3.963	2.915	2.337	1.738	1.437
First Pay	1/27	9/22	5/18	1/14	10/07	8/06	1/06	5/05	1/05
Last Pay	3/29	7/25	5/21	1/17	7/08	1/07	3/06	7/05	2/05

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D LAS 30 year 5.2

Cmoproj

1:12:41 pm July 18, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A7 2,803,527.00 5.25000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

5.2500	07/30/03 30	year 5.92	358.00 250.OPSA 97:14
Price	PSA 100	PSA 150	PSA 200	PSA 250	PSA 325	PSA 400	PSA 500	PSA 750	PSA 1000
96:30	5.502	5.510	5.525	5.551	5.713	6.129	6.372	6.761	7.071
96:31	5.500	5.508	5.523	5.548	5.708	6.120	6.359	6.744	7.051
97:00	5.497	5.505	5.520	5.545	5.703	6.110	6.347	6.727	7.030
97:01	5.495	5.503	5.518	5.543	5.699	6.100	6.335	6.709	7.009
97:02	5.493	5.501	5.515	5.540	5.694	6.091	6.322	6.692	6.989
97:03	5.491	5.498	5.512	5.537	5.689	6.081	6.310	6.675	6.968
97:04	5.488	5.496	5.510	5.534	5.684	6.072	6.297	6.658	6.947
97:05	5.486	5.494	5.507	5.531	5.680	6.062	6.285	6.641	6.927
97:06	5.484	5.491	5.505	5.528	5.675	6.052	6.272	6.624	6.906
97:07	5.481	5.489	5.502	5.525	5.670	6.043	6.260	6.608	6.885
97:08	5.479	5.486	5.500	5.523	5.665	6.033	6.247	6.591	6.865
97:09	5.477	5.484	5.497	5.520	5.661	6.024	6.235	6.574	6.844
97:10	5.475	5.482	5.495	5.517	5.656	6.014	6.223	6.557	6.824
97:11	5.472	5.479	5.492	5.514	5.651	6.004	6.210	6.540	6.803
97:12	5.470	5.477	5.490	5.511	5.646	5.995	6.198	6.523	6.783
97:13	5.468	5.475	5.487	5.508	5.642	5.985	6.185	6.506	6.762
97:14	5.466	5.472	5.484	5.506	5.637	5.976	6.173	6.489	6.741
97:15	5.463	5.470	5.482	5.503	5.632	5.966	6.161	6.472	6.721
97:16	5.461	5.468	5.479	5.500	5.628	5.957	6.148	6.455	6.700
97:17	5.459	5.465	5.477	5.497	5.623	5.947	6.136	6.438	6.680
97:18	5.456	5.463	5.474	5.494	5.618	5.937	6.123	6.421	6.659
97:19	5.454	5.460	5.472	5.491	5.613	5.928	6.111	6.404	6.639
97:20	5.452	5.458	5.469	5.489	5.609	5.918	6.099	6.387	6.618
97:21	5.450	5.456	5.467	5.486	5.604	5.909	6.086	6.371	6.598
97:22	5.447	5.453	5.464	5.483	5.599	5.899	6.074	6.354	6.577
97:23	5.445	5.451	5.462	5.480	5.595	5.890	6.062	6.337	6.557
97:24	5.443	5.449	5.459	5.477	5.590	5.880	6.049	6.320	6.536
97:25	5.441	5.446	5.457	5.474	5.585	5.871	6.037	6.303	6.516
97:26	5.438	5.444	5.454	5.472	5.580	5.861	6.025	6.286	6.495
97:27	5.436	5.442	5.452	5.469	5.576	5.852	6.012	6.269	6.475
97:28	5.434	5.439	5.449	5.466	5.571	5.842	6.000	6.253	6.454
97:29	5.432	5.437	5.447	5.463	5.566	5.833	5.988	6.236	6.434
Avg Life	27.676	25.368	22.151	18.312	9.216	3.793	2.860	2.053	1.676
Duration	14.090	13.519	12.589	11.252	6.757	3.339	2.577	1.887	1.553
First Pay	3/29	7/25	5/21	1/17	7/08	1/07	3/06	7/05	2/05
Last Pay	5/33	5/33	5/33	5/33	5/33	9/07	8/06	9/05	4/05

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D LAS 30 year 5.2

Cmoproj

1:13:08 pm July 18, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A9 3,000,000.00 5.50000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

5.5000 Price	07/30/03 30 PSA 100	year 5.92 PSA 150	358.00 PSA 200	250.OPSA PSA 250	99:04 PSA 325	PSA 400	PSA 500	PSA 750	PSA 1000
98:20	5.661	5.696	5.764	5.873	6.048	6.156	6.270	6.501	6.695
98:21	5.658	5.692	5.758	5.864	6.032	6.138	6.248	6.471	6.659
98:22	5.655	5.688	5.752	5.854	6.017	6.119	6.226	6.442	6.624
98:23	5.652	5.684	5.746	5.844	6.002	6.101	6.204	6.413	6.589
98:24	5.649	5.680	5.739	5.835	5.987	6.082	6.182	6.383	6.553
98:25	5.646	5.676	5.733	5.825	5.972	6.064	6.160	6.354	6.518
98:26	5.642	5.672	5.727	5.815	5.957	6.045	6.138	6.325	6.483
98:27	5.639	5.667	5.720	5.806	5.942	6.027	6.116	6.296	6.448
98:28	5.636	5.663	5.714	5.796	5.927	6.008	6.094	6.267	6.412
98:29	5.633	5.659	5.708	5.786	5.912	5.990	6.072	6.238	6.377
98:30	5.630	5.655	5.702	5.777	5.897	5.972	6.050	6.208	6.342
98:31	5.627	5.651	5.695	5.767	5.882	5.953	6.028	6.179	6.307
99:00	5.624	5.647	5.689	5.757	5.867	5.935	6.006	6.150	6.272
99:01	5.621	5.643	5.683	5.748	5.852	5.916	5.984	6.121	6.237
99:02	5.618	5.638	5.677	5.738	5.837	5.898	5.962	6.092	6.201
99:03	5.615	5.634	5.671	5.729	5.822	5.880	5.940	6.063	6.166
99:04	5.612	5.630	5.664	5.719	5.807	5.861	5.918	6.034	6.131
99:05	5.609	5.626	5.658	5.709	5.792	5.843	5.896	6.005	6.096
99:06	5.606	5.622	5.652	5.700	5.777	5.824	5.874	5.976	6.061
99:07	5.603	5.618	5.646	5.690	5.762	5.806	5.853	5.947	6.026
99:08	5.600	5.614	5.639	5.681	5.747	5.788	5.831	5.918	5.991
99:09	5.597	5.610	5.633	5.671	5.732	5.769	5.809	5.889	5.956
99:10	5.594	5.606	5.627	5.661	5.717	5.751	5.787	5.860	5.921
99:11	5.591	5.601	5.621	5.652	5.702	5.733	5.765	5.831	5.886
99:12	5.588	5.597	5.615	5.642	5.687	5.714	5.743	5.802	5.851
99:13	5.585	5.593	5.608	5.633	5.672	5.696	5.722	5.773	5.816
99:14	5.582	5.589	5.602	5.623	5.657	5.678	5.700	5.744	5.781
99:15	5.579	5.585	5.596	5.614	5.642	5.660	5.678	5.715	5.747
99:16	5.576	5.581	5.590	5.604	5.627	5.641	5.656	5.686	5.712
99:17	5.573	5.577	5.584	5.595	5.612	5.623	5.634	5.657	5.677
99:18	5.570	5.573	5.577	5.585	5.597	5.605	5.613	5.629	5.642
99:19	5.567	5.569	5.571	5.575	5.582	5.586	5.591	5.600	5.607
Avg Life	16.496	10.898	6.583	3.890	2.317	1.863	1.547	1.153	0.950
Duration	10.409	7.611	5.038	3.268	2.091	1.708	1.433	1.080	0.895
First Pay	1/14	8/03	8/03	8/03	8/03	8/03	8/03	8/03	8/03
Last Pay	1/27	9/22	5/18	1/14	10/07	8/06	1/06	5/05	1/05

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307E 30 year 5.9

Cmoproj

9:54:56 pm July 22, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

5A1 37,106,013.85 5.50000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

5.5000 Price	07/30/03 30 PSA 100	year 6.01 PSA 125	358.00 PSA 200	325.OPSA PSA 325	102:28 PSA 400	PSA 500	PSA 600	PSA 700	PSA 1000
102:12	5.196	5.164	5.065	4.899	4.800	4.671	4.545	4.421	4.089
102:13	5.192	5.159	5.059	4.891	4.791	4.661	4.533	4.409	4.072
102:14	5.188	5.155	5.054	4.884	4.783	4.651	4.522	4.396	4.056
102:15	5.184	5.150	5.048	4.876	4.774	4.641	4.511	4.383	4.039
102:16	5.179	5.146	5.043	4.869	4.766	4.631	4.499	4.370	4.023
102:17	5.175	5.141	5.037	4.862	4.757	4.621	4.488	4.358	4.007
102:18	5.171	5.137	5.032	4.854	4.749	4.611	4.477	4.345	3.990
102:19	5.167	5.133	5.026	4.847	4.741	4.601	4.465	4.332	3.974
102:20	5.163	5.128	5.021	4.840	4.732	4.591	4.454	4.320	3.957
102:21	5.159	5.124	5.015	4.832	4.724	4.581	4.443	4.307	3.941
102:22	5.155	5.119	5.010	4.825	4.715	4.572	4.431	4.294	3.925
102:23	5.151	5.115	5.004	4.817	4.707	4.562	4.420	4.282	3.908
102:24	5.147	5.110	4.999	4.810	4.698	4.552	4.409	4.269	3.892
102:25	5.143	5.106	4.993	4.803	4.690	4.542	4.397	4.256	3.876
102:26	5.139	5.102	4.988	4.795	4.681	4.532	4.386	4.244	3.859
102:27	5.135	5.097	4.982	4.788	4.673	4.522	4.375	4.231	3.843
102:28	5.131	5.093	4.977	4.781	4.665	4.512	4.364	4.218	3.827
102:29	5.127	5.088	4.971	4.773	4.656	4.503	4.352	4.206	3.810
102:30	5.123	5.084	4.966	4.766	4.648	4.493	4.341	4.193	3.794
102:31	5.118	5.080	4.960	4.759	4.639	4.483	4.330	4.181	3.778
103:00	5.114	5.075	4.955	4.751	4.631	4.473	4.319	4.168	3.761
103:01	5.110	5.071	4.949	4.744	4.622	4.463	4.307	4.155	3.745
103:02	5.106	5.066	4.944	4.737	4.614	4.453	4.296	4.143	3.729
103:03	5.102	5.062	4.938	4.729	4.606	4.443	4.285	4.130	3.712
103:04	5.098	5.058	4.933	4.722	4.597	4.434	4.274	4.118	3.696
103:05	5.094	5.053	4.927	4.715	4.589	4.424	4.263	4.105	3.680
103:06	5.090	5.049	4.922	4.708	4.580	4.414	4.251	4.092	3.664
103:07	5.086	5.044	4.916	4.700	4.572	4.404	4.240	4.080	3.647
103:08	5.082	5.040	4.911	4.693	4.564	4.394	4.229	4.067	3.631
103:09	5.078	5.036	4.905	4.686	4.555	4.385	4.218	4.055	3.615
103:10	5.074	5.031	4.900	4.678	4.547	4.375	4.207	4.042	3.599
103:11	5.070	5.027	4.894	4.671	4.539	4.365	4.195	4.030	3.582
Avg Life	11.104	9.907	7.368	5.075	4.272	3.537	3.027	2.654	1.999
Duration	7.455	6.857	5.502	4.125	3.590	3.068	2.686	2.394	1.852
First Pay	8/03	8/03	8/03	8/03	8/03	8/03	8/03	8/03	8/03
Last Pay	5/33	5/33	5/33	5/33	5/33	5/33	4/33	8/31	7/08

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.596

MAST0307A 30 year 5.5

Cmoproj

3:32:55 pm July 17, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

1A2 249,623,000.00 5.50000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

5.5000 Price	07/29/03 30 PSA 0	year 5.91 PSA 100	358.00 PSA 325	300.OPSA PSA 400	90:00 PSA 500
90:00	6.524	7.010	8.175	8.554	9.047
Avg Life Duration First Pay Last Pay	19.107 10.225 8/03 5/33	11.093 6.733 8/03 5/33	5.092 3.727 8/03 5/33	4.291 3.259 8/03 5/33	3.557 2.804 8/03 5/33

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.596

MAST0307A 30 year 5.5

Cmoproj

3:32:55 pm July 17, 2003 Margarita Genis mgenis@rhino

Page 2~

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

1A3 5,000,000.00 5.50000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

5.5000 Price	07/29/03 30 PSA 0	year 5.91 PSA 100	358.00 PSA 325	300.OPSA PSA 400	90:00 PSA 500
90:00	6.524	7.010	8.175	8.554	9.047
Avg Life Duration First Pay Last Pay	19.107 10.225 8/03 5/33	11.093 6.733 8/03 5/33	5.092 3.727 8/03 5/33	4.291 3.259 8/03 5/33	3.557 2.804 8/03 5/33

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.596

MAST0307A 30 year 5.5

Cmoproj

3:32:55 pm July 17, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

1A1 200,000,000.00 5.50000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

5.5000 Price	07/29/03 30 PSA 0	year 5.91 PSA 100	358.00 PSA 325	300.OPSA PSA 400	90:00 PSA 500
90:00	6.524	7.010	8.175	8.554	9.047
Avg Life Duration First Pay Last Pay	19.107 10.225 8/03 5/33	11.093 6.733 8/03 5/33	5.092 3.727 8/03 5/33	4.291 3.259 8/03 5/33	3.557 2.804 8/03 5/33

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307B 30 year 6.#

Cmoproj

9:36:56 pm July 22, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

2A1 90,000,000.00 4.75000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

4.7500 Price	07/30/03 30 PSA 0	year 5.39 PSA 100	179.29 PSA 325	325.OPSA PSA 400	90:00 PSA 500
90:00	6.391	6.771	7.694	8.006	8.416
Avg Life Duration First Pay Last Pay	8.488 6.225 8/03 7/18	6.668 5.000 8/03 7/18	4.298 3.392 8/03 7/18	3.821 3.063 8/03 7/18	3.327 2.717 8/03 7/18

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307B 30 year 6.#

Cmoproj

9:36:56 pm July 22, 2003 Margarita Genis mgenis@rhino

Page 2~

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

2A5 43,981,894.00 1.45000 0 1.000000 1ML 1.8500 0.40000 1.00000 8.00000

Floor Current Settle

Deal WAC WAM Pricing Duration

Coupon

Date

Speed

@ Px

0.00000

1.4500

07/30/03

1ML30 year

5.39

179.29

325.OPSA

90:00

1ML + 0.400000 cap: 8.000000

Price	PSA 0	PSA 100	PSA 325	PSA 400	PSA 500
90:00	4.130	4.902	5.271	5.231	5.208
Avg Life	6.319	4.375	3.811	3.874	3.928
Duration	5.480	3.870	3.393	3.435	3.452
First Pay	8/03	8/03	8/03	8/03	8/03
Last Pay	1/15	6/12	11/11	10/12	7/18

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307B 30 year 6.0

Cmoproj

9:36:56 pm July 22, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

2A6 43,981,894.00 6.55000 0 1.000000 1ML 1.8500 7.60000 -1.00000 7.60000

Floor Current Settle

Deal WAC WAM Pricing Duration

Coupon

Date

Speed

@ Px

0.00000

6.5500

07/30/03

1ML30 year

5.39

179.29

325.OPSA

90:00

7.600 + -1.000 * 1ML cap: 7.600

Price	PSA 0	PSA 100	PSA 325	PSA 400	PSA 500
90:00	-18.006	-31.684	-38.188	-36.297	-31.800
Avg Life	6.319	4.375	3.811	3.874	3.928
Duration	6.135	5.389	5.178	5.431	6.669
First Pay	8/03	8/03	8/03	8/03	8/03
Last Pay	1/15	6/12	11/11	10/12	7/18

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307B 30 year 6.0

Cmoproj

9:36:56 pm July 22, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

2A4 95,294,106.00 3.25000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

3.2500 Price	07/30/03 30 PSA 0	year 5.39 PSA 100	179.29 PSA 325	325.OPSA PSA 400	90:00 PSA 500
90:00	5.192	5.954	6.318	6.279	6.260
Avg Life Duration First Pay Last Pay	6.319 5.236 8/03 1/15	4.375 3.740 8/03 6/12	3.811 3.291 8/03 11/11	3.874 3.330 8/03 10/12	3.928 3.344 8/03 7/18

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307B 30 year 6.#

Cmoproj

9:36:56 pm July 22, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

2A7 63,269,000.00 4.75000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

4.7500 Price	07/30/03 30 PSA 0	year 5.39 PSA 100	179.29 PSA 325	325.OPSA PSA 400	90:00 PSA 500
90:00	5.870	5.976	7.249	8.251	10.424
Avg Life Duration First Pay Last Pay	13.264 9.354 1115 7/18	11.715 8.516 6/12 7/18	5.371 3.975 8/03 7/18	3.705 2.796 8/03 7/18	2.005 1.764 8/03 4/07

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307B 30 year 6.#

Cmoproj

9:36:56 pm July 22, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

2A3 26,000,000.00 5.00000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

5.0000 Price	07/30/03 30 PSA 0	year 5.39 PSA 100	179.29 PSA 325	325.OPSA PSA 400	90:00 PSA 500
90:00	6.665	7.046	7.968	8.280	8.689
Avg Life Duration First Pay Last Pay	8.488 6.140 8/03 7/18	6.668 4.941 8/03 7/18	4.298 3.363 8/03 7/18	3.821 3.039 8/03 7/18	3.327 2.698 8/03 7/18

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307B 30 year 6.0

Cmoproj

9:36:56 pm July 22, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

2A2 26,000,000.00 4.50000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

4.5000 Price	07/30/03 30 PSA 0	year 5.39 PSA 100	179.29 PSA 325	325.OPSA PSA 400	90:00 PSA 500
90:00	6.118	6.497	7.420	7.732	8.143
Avg Life Duration First Pay Last Pay	8.488 6.311 8/03 7/18	6.668 5.060 8/03 7/18	4.298 3.422 8/03 7/18	3.821 3.087 8/03 7/18	3.327 2.736 8/03 7/18

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.596

MAST0307C 30 year 5.7

Cmoproj

3:33:55 pm July 17, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

3A1 40,082,000.00 5.00000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

5.0000 Price	07/31/03 30 PSA 0	year 5.90 PSA 100	238.00 PSA 325	325.OPSA PSA 400	90:00 PSA 500
90:00	6.308	6.735	7.784	8.137	8.599
Avg Life Duration First Pay Last Pay	11.830 7.871 8/03 5/23	8.369 5.832 8/03 5/23	4.682 3.575 8/03 5/23	4.052 3.168 8/03 5/23	3.437 2.759 8/03 5/23

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.596

MAST0307C 30 year 5.7

Cmoproj

3:33:55 pm July 17, 2003 Margarita Genis mgenis@rhino

Page 2~

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

3A2 1,239,000.00 5.00000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

5.0000 Price	07/31/03 30 PSA 0	year 5.90 PSA 100	238.00 PSA 325	325.OPSA PSA 400	90:00 PSA 500
90:00	6.308	6.735	7.784	8.137	8.599
Avg Life Duration First Pay Last Pay	11.830 7.871 8/03 5/23	8.369 5.832 8/03 5/23	4.682 3.575 8/03 5/23	4.052 3.168 8/03 5/23	3.437 2.759 8/03 5/23

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D LAS 30 year 5.2

Cmoproj

10:56:47 pm July 22, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A2 64,600,307.00 1.70000 0 1.000000 1ML 1.3000 0.40000 1.00000 7.50000

Floor Current Settle

Deal WAC WAM Pricing Duration

Coupon

Date

Speed

@ Px

0.00000

1.7000

07/30/03

1ML30 year

5.92

358.00

250.OPSA

90:00

1ML + 0.400000 cap: 7.500000

Price	PSA 0	PSA 100	PSA 325	PSA 400	PSA 500
90:00	2.673	4.181	4.538	4.723	5.145
Avg Life	12.731	4.612	4.000	3.731	3.245
Duration	10.685	4.160	3.636	3.421	3.008
First Pay	8/03	8/03	8/03	8/03	8/03
Last Pay	12/24	12/12	10/11	7/10	1/09

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A3 64,600,307.00 5.80000 0 1.000000 1ML 1.3000 7.10000 -1.00000 7.10000

Floor Current Settle

Deal WAC WAM Pricing Duration

Coupon

Date

Speed

@ Px

0.00000

5.8000

07/30/03

1ML30 year

5.92

358.00

250.OPSA

90:00

7.100 + -1.000 * 1ML cap: 7.100

Price	PSA 0	PSA 100	PSA 325	PSA 400	PSA 500
90:00	-2.407	-29.511	-36.931	-42.892	-54.733
Avg Life	12.731	4.612	4.000	3.731	3.245
Duration	8.609	5.465	5.060	4.616	4.106
First Pay	8/03	8/03	8/03	8/03	8/03
Last Pay	12/24	12/12	10/11	7/10	1/09

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D LAS 30 year 5.2

Cmoproj

10:56:47 pm July 22, 2003 Margarita Genis mgenis@rhino

Page 2~

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A1 145,350,693.00 4.25000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

4.2500 Price	07/30/03 30 PSA 0	year 5.92 PSA 100	358.00 PSA 325	250.OPSA PSA 400	90:00 PSA 500
90:00	5.429	6.903	7.250	7.424	7.829
Avg Life Duration First Pay Last Pay	12.731 8.725 8/03 12/24	4.612 3.810 8/03 12/12	4.000 3.366 8/03 10/11	3.731 3.187 8/03 7/10	3.245 2.829 8/03 1/09

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A4 37,038,000.00 5.25000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

5.2500	07/30/03 30	year 5.92	358.00 250.OPSA		90:00
Price	PSA 0	PSA 100	PSA 325	PSA 400	PSA 500
90:00	6.112	6.501	6.531	6.723	7.235
Avg Life Duration First Pay Last Pay	22.466 12.332 12/24 5/33	12.138 8.357 12/12 5/33	11.797 8.150 10/11 5/33	9.672 7.050 7/10 5/33	6.436 5.204 1/09 11/11

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D LAS 30 year 5.2

Cmoproj

10:56:47 pm July 22, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A5 10,175,430.00 5.25000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

5.2500

07/30/03

30 year

5.92

358.00

250.OPSA

90:00

Price PSA PSA PSA PSA PSA 0 100 325 400 500

90:00 6.057 6.280 10.239 11.356 12.534

Avg Life

26.142

16.496

2.317

1.863

1.547 Duration 13.209 10.229 2.008 1.636 1.366 First Pay

12/26

1/14

8/03

8/03

8/03

Last Pay

2/32

1/27

10/07

8/06

1/06

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A13 9,800,000.00 2.62000 24 1.000000 1ML 1.3000 1.35000 1.00000 7.50000

Floor Current Settle

Deal WAC WAM Pricing Duration

Coupon

Date

Speed

@ Px

1.35000

2.6200

07/30/03

1ML30 year

5.92

358.00

250.OPSA

90:00

Price	PSA 0	PSA 100	PSA 325	PSA 400	PSA 500
90:00	3.227	3.464	7.456	8.585	9.773
Avg Life	26.142	16.496	2.317	1.863	1.547
Duration	18.114	12.771	2.109	1.705	1.417
First Pay	12/26	1/14	8/03	8/03	8/03
Last Pay	2/32	1/27	10/07	8/06	1/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D LAS 30 year 5.2

Cmoproj

10:56:47 pm July 22, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value

Reset Multiplier Cap

4A14 4,200,000.00 11.38667 24 1.000000 1ML 1.3000 14.35000 -2.33333 14.35000

Floor Current Settle

Deal WAC WAM Pricing Duration

Coupon

Date

Speed

@ Px

0.00000

11.3867

07/30/03

1ML30 year

5.92

358.00

250.OPSA

90:00

Price PSA PSA PSA PSA PSA 0 100 325 400 500

90:00 12.853 13.017 16.841 17.925 19.077

Avg Life

26.142

16.496

2.317

1.863

1.547 Duration 7.343 6.560 1.796 1.488 1.257 First Pay

12/26

1/14

8/03

8/03

8/03

Last Pay

2/32

1/27

10/07

8/06

1/06

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A15 14,000,000.00 2.90000 24 1.000000 1ML 1.3000 1.10000 1.00000 7.50000

Floor Current Settle

Deal WAC WAM Pricing Duration

Coupon

Date

Speed

@ Px

1.10000

2.9000

07/30/03

1ML30 year

5.92

358.00

250.OPSA

90:00

Price	PSA 0	PSA 100	PSA 325	PSA 400	PSA 500
90:00	3.014	3.275	7.592	8.783	10.014
Avg Life	26.142	16.496	2.317	1.863	1.547
Duration	18.474	12.901	2.100	1.698	1.412
First Pay	12/26	1/14	8/03	8/03	8/03
Last Pay	2/32	1/27	10/07	8/06	1/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D LAS 30 year 5.2

Cmoproj

10:56:47 pm July 22, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value

Reset Multiplier Cap

4A16 5,377,778.00 10.93388 24 1.000000 1ML 1.3000 15.61983 -2.60331 15.61983

Floor Current Settle

Deal WAC WAM Pricing Duration

Coupon

Date

Speed

@ Px

0.00000

10.9339

07/30/03

1ML30 year

5.92

358.00

250.OPSA

90:00

Price PSA PSA PSA PSA PSA 0 100 325 400 500

90:00 13.559 13.677 16.732 17.668 18.715

Avg Life

26.142

16.496

2.317

1.863

1.547 Duration 7.124 6.422 1.807 1.497 1.264 First Pay

12/26

1/14

8/03

8/03

8/03

Last Pay

2/32

1/27

10/07

8/06

1/06

Bond Balance Coupon Delay Factor Index Value

Reset Multiplier Cap

4A17 622,222.00 9.00000 24 1.000000 1ML 1.3000 144.00000 -22.50000 9.00000

Floor Current Settle

Deal WAC WAM Pricing Duration

Coupon

Date

Speed

@ Px

0.00000

9.0000

07/30/03

1ML30 year

5.92

358.00

250.OPSA

90:00

Price	PSA 0	PSA 100	PSA 325	PSA 400	PSA 500
90:00	10.229	10.418	14.302	15.400	16.562
Avg Life	26.142	16.496	2.317	1.863	1.547
Duration	8.982	7.685	1.873	1.542	1.297
First Pay	12/26	1/14	8/03	8/03	8/03
Last Pay	2/32	1/27	10/07	8/06	1/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D LAS 30 year 5.#

Cmoproj

10:56:47 pm July 22, 2003 Margarita Genis mgenis@rhino Page

Bond	Balance Coupon	Delay Factor Index Value Reset Multiplier
4A11	2,000,000.00 5.25000	24 1.000000 -1.0000
Floor	Current Settle Coupon Date	Deal WAC WAM Pricing Duration Speed @ Px
5.2500 07/30/03 30 year 5.92 358.00 250.OPSA 90:00
	Price PSA 0	PSA PSA PSA PSA 100 325 400 500
	90:00 6.057	6.280 10.239 11.356 12.534
	Avg Life 26.142 Duration 13.209 First Pay 12/26 Last Pay 2/32	16.496 2.317 1.863 1.547 10.229 2.008 1.636 1.366 1/14 8/03 8/03 8/03 1/27 10/07 8/06 1/06

Bond	Balance Coupon	Delay Factor Index Value Reset Multiplier
4A9	3,000,000.00 5.50000	24 1.000000 -1.0000
Floor	Current Settle Coupon Date	Deal WAC WAM Pricing Duration Speed @ Px

Cap

Cap

5.5000

07/30/03

30 year

5.92

358.00

250.OPSA

90:00

Price	PSA 0	PSA 100	PSA 325	PSA 400	PSA 500
90:00	6.332	6.553	10.508	11.624	12.801
Avg Life	26.142	16.496	2.317	1.863	1.547
Duration	12.842	10.024	1.998	1.629	1.361
First Pay	12/26	1/14	8/03	8/03	8/03
Last Pay	2/32	1/27	10/07	8/06	1/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D LAS 30 year 5.2

Cmoproj

10:56:47 pm July 22, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A10 3,000,000.00 5.00000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

5.0000

07/30/03

30 year

5.92

358.00

250.OPSA

90:00

Price PSA PSA PSA PSA PSA 0 100 325 400 500

90:00 5.782 6.007 9.971 11.089 12.268

Avg Life

26.142

16.496

2.317

1.863

1.547 Duration 13.592 10.441 2.017 1.642 1.371 First Pay

12/26

1/14

8/03

8/03

8/03

Last Pay

2/32

1/27

10/07

8/06

1/06

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A6 3,933,043.00 5.25000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

5.2500

07/30/03

30 year

5.92

358.00

250.OPSA

90:00

Price	PSA 0	PSA 100	PSA 325	PSA 400	PSA 500
90:00	6.025	6.078	7.885	8.813	9.685
Avg Life	28.843	24.573	4.586	3.264	2.571
Duration	13.767	12.866	3.893	2.860	2.287
First Pay	2/32	1/27	10/07	8/06	1/06
Last Pay	8/32	3/29	7/08	1/07	3/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D LAS 30 year 5.#

Cmoproj

10:56:47 pm July 22, 2003 Margarita Genis mgenis@rhino Page

Bond	Balance Coupon	Delay Factor Index Value		Reset Multiplier
4A12	2,000,000.00 5.25000	24 1.000000 -1.0000
Floor	Current Settle Coupon Date	Deal WAC	WAM Pricing Speed	Duration @ Px
	5.2500 07/30/03 30 year 5.92		358.00 250.OPSA	90:00
	Price PSA 0	PSA 100	PSA PSA 325 400	PSA 500
	90:00 6.025	6.078	7.885 8.813	9.685
	Avg Life 28.843 Duration 13.767 First Pay 2/32 Last Pay 8/32	24.573 12.866 1/27 3/29	4.586 3.264 3.893 2.860 10/07 8/06 7/08 1/07	2.571 2.287 1/06 3/06

Bond	Balance Coupon	Delay Factor Index Value		Reset Multiplier
4A7	2,803,527.00 5.25000	24 1.000000 -1.0000
Floor	Current Settle Coupon Date	Deal WAC	WAM Pricing Speed	Duration @ Px

Cap

Cap

5.2500 Price	07/30/03 30 PSA 0	year 5.92 PSA 100	358.00 PSA 325	250.OPSA PSA 400	90:00 PSA 500
90:00	6.019	6.038	6.828	8.363	9.270
Avg Life Duration First Pay Last Pay	29.478 13.882 8/32 5/33	27.676 13.534 3/29 5/33	9.216 6.524 7/08 5/33	3.793 3.282 1/07 9/07	2.860 2.528 3/06 8/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D LAS 30 year 5.#

Cmoproj

10:56:47 pm July 22, 2003 Margarita Genis mgenis@rhino Page

Bond	Balance Coupon Delay Factor Index Value	Reset Multiplier
4A19	3,365,000.00 5.50000 24 1.000000 -1.0000
Floor	Current Settle Deal WAC WAM Pricing Coupon Date Speed	Duration @ Px
	5.5000 07/30/03 30 year 5.92 358.00 250.OPSA	90:00
	Price PSA PSA PSA PSA 0 100 325 400	PSA 500
	90:00 6.294 6.313 7.101 8.632	9.537
	Avg Life 29.478 27.676 9.216 3.793 Duration 13.464 13.143 6.435 3.262 First Pay 8/32 3/29 7/08 1/07 Last Pay 5/33 5/33 5/33 9/07	2.860 2.516 3/06 8/06

Bond	Balance Coupon Delay Factor Index Value	Reset Multiplier
4A18	3,365,000.00 5.00000 24 1.000000 -1.0000
Floor	Current Settle Deal WAC WAM Pricing Coupon Date Speed	Duration @ Px
	5.0000 07/30/03 30 year 5.92 358.00 250.OPSA	90:00

Cap

Cap

Price	PSA 0	PSA 100	PSA 325	PSA 400	PSA 500
90:00	5.744	5.763	6.555	8.096	9.003
Avg Life	29.478	27.676	9.216	3.793	2.860
Duration	14.319	13.942	6.614	3.302	2.541
First Pay	8/32	3/29	7/08	1/07	3/06
Last Pay	5/33	5/33	5/33	9/07	8/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D LAS 30 year 5.2

Cmoproj

10:56:47 pm July 22, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A20 26,758,000.00 5.25000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

5.2500 Price	07/30/03 30 PSA 0	year 5.92 PSA 100	358.00 PSA 325	250.OPSA 90:00 PSA 400	PSA 500
90:00	6.054	6.261	9.934	11.049	12.201
Avg Life Duration First Pay Last Pay	26.347 13.251 12/26 7/32	17.103 10.421 1/14 8/28	2.486 2.139 8/03 4/08	1.968 1.723 8/03 11/06	1.625 1.433 8/03 3/06

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A28 11,250,000.00 2.43000 24 1.000000 1ML 1.3000 1.40000 1.00000 7.00000

Floor Current Settle

Deal WAC WAM Pricing Duration

Coupon

Date

Speed

@ Px

0.00

00 2.4300 Price	07/30/03 PSA 0	1ML30 year PSA 100	5.92 358.00 PSA 325	250.OPSA PSA 400	90:00 PSA 500
90:00	3.278	3.497	7.199	8.328	9.490
Avg Life Duration First Pay Last Pay	26.347 18.093 12/26 7/32	17.103 13.048 1/14 8/28	2.486 2.252 8/03 4/08	1.968 1.798 8/03 11/06	1.625 1.487 8/03 3/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D LAS 30 year 5.2

Cmoproj

10:56:47 pm July 22, 2003 Margarita Genis mgenis@rhino

Page

Bond

Balance Coupon Delay Factor Index Value

Reset Multiplier Cap

4A29 3,750,000.00 13.71000 24 1.000000 1ML 1.3000 16.80000 -3.00000 16.80000

Floor Current Settle

Deal WAC WAM Pricing Duration

Coupon

Date

Speed

@ Px

0.00000 13.7100 Price	07/30/03 PSA 0	1ML30 year PSA 100	5.92 358.00 PSA 325	250.OPSA PSA 400	90:00 PSA 500
90:00	14.663	14.799	18.299	19.368	20.485
Avg Life Duration First Pay Last Pay	26.347 6.488 12/26 7/32	17.103 5.966 1/14 8/28	2.486 1.844 8/03 4/08	1.968 1.522 8/03 11/06	1.625 1.285 8/03 3/06

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A25 10,500,000.00 2.75000 24 1.000000 1ML 1.3000 1.00000 1.00000 7.50000

Floor Current Settle

Deal WAC WAM Pricing Duration

Coupon

Date

Speed

@ Px

1.00000 2.7500 Price	07/30/03 PSA 0	1ML30 year PSA 100	5.92 358.00 PSA 325	250.OPSA PSA 400	90:00 PSA 500
90:00	2.897	3.136	7.116	8.307	9.513
Avg Life Duration First Pay Last Pay	26.347 18.845 12/26 7/32	17.103 13.389 1/14 8/28	2.486 2.251 8/03 4/08	1.968 1.797 8/03 11/06	1.625 1.486 8/03 3/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D LAS 30 year 5.2

Cmoproj

10:56:47 pm July 22, 2003 Margarita Genis mgenis@rhino Page 1

Bond

Balance Coupon Delay Factor Index Value

Reset Multiplier Cap

4A26 3,916,667.00 11.39362 24 1.000000 1ML 1.3000 16.08511 -2.68085 16.08511

Floor Current Settle

Deal WAC WAM Pricing Duration

Coupon

Date

Speed

@ Px

0.00000 11.3936 Price	07/30/03 PSA 0	1ML30 year PSA 100	5.92 358.00 PSA 325	250.OPSA PSA 400	90:00 PSA 500
90:00	13.993	14.102	16.966	17.895	18.909
Avg Life Duration First Pay Last Pay	26.347 6.911 12/26 7/32	17.103 6.305 1/14 8/28	2.486 1.896 8/03 4/08	1.968 1.560 8/03 11/06	1.625 1.314 8/03 3/06

Bond Balance Coupon Delay Factor Index Value

Reset Multiplier Cap

4A27 583,333.00 9.00000 24 1.000000 1ML 1.3000 117.00000 -18.00000 9.00000

Floor Current Settle

Deal WAC WAM Pricing Duration

Coupon

Date

Speed

@ Px

0.00000 9.0000 Price	07/30/03 PSA 0	1ML30 year PSA 100	5.92 358.00 PSA 325	250.OPSA PSA 400	90:00 PSA 500
90:00	10.227	10.403	14.005	15.098	16.233
Avg Life Duration First Pay Last Pay	26.347 8.995 12/26 7/32	17.103 7.772 1/14 8/28	2.486 1.987 8/03 4/08	1.968 1.621 8/03 11/06	1.625 1.358 8/03 3/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.  All rights reserved.

UBS

Fixed Income Research cmoprol.59S

MAST0307D LAS 30 year 5.2

Cmoproj

10:56:47 pm July 22, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A30 2,003,424.00 2.60000 24 1.000000 1ML 1.3000 1.50000 1.00000 7.00000

Floor Current Settle

Deal WAC WAM Pricing Duration

Coupon

Date

Speed

@ Px

0.00000 2.6000 Price	07/30/03 PSA 0	1ML30 year PSA 100	5.92 358.00 PSA 325	250.OPSA PSA 400	90:00 PSA 500
90:00	3.386	3.605	7.306	8.434	9.596
Avg Life Duration First Pay Last Pay	26.347 17.859 12/26 7/32	17.103 12.928 1/14 8/28	2.486 2.248 8/03 4/08	1.968 1.795 8/03 11/06	1.625 1.485 8/03 3/06

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A31 2,996,576.00 7.02171 24 1.000000 1ML 1.3000 7.75714 -0.66857 7.75714

Floor Current Settle

Deal WAC WAM Pricing Duration

Coupon

Date

Speed

@ Px

4.08000

7.0217

07/30/03

1ML30 year

5.92

358.00

250.OPSA

90:00

Price PSA PSA PSA PSA PSA 0 100 325 400 500

90:00 7.864 8.060 11.706 12.811 13.956

Avg Life

26.347

17.103

2.486

1.968

1.625 Duration 11.078 9.120 2.071 1.678 1.400 First Pay

12/26

1/14

8/03

8/03

8/03

Last Pay

7/32

8/28

4/08

11/06

3/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.  All rights reserved.

UBS

Fixed Income Research cmoprol.59S

MAST0307D LAS 30 year 5.2

Cmoproj

10:56:47 pm July 22, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A23 6,000,000.00 5.25000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

5.2500

07/30/03

30 year

5.92

358.00

250.OPSA

90:00

Price PSA PSA PSA PSA PSA 0 100 325 400 500

90:00 6.054 6.261 9.934 11.049 12.201

Avg Life

26.347

17.103

2.486

1.968

1.625 Duration 13.251 10.421 2.139 1.723 1.433 First Pay

12/26

1/14

8/03

8/03

8/03

Last Pay

7/32

8/28

4/08

11/06

3/06

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A21 8,241,000.00 5.25000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

5.2500

07/30/03

30 year

5.92

358.00

250.OPSA

90:00

Price	PSA 0	PSA 100	PSA 325	PSA 400	PSA 500
90:00	6.020	6.046	7.133	8.455	9.352
Avg Life	29.349	26.988	7.039	3.672	2.798
Duration	13.859	13.396	5.467	3.187	2.477
First Pay	7/32	8/28	4/08	11/06	3/06
Last Pay	4/33	8/32	11/16	8/07	7/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.  All rights reserved.

UBS

Fixed Income Research cmoprol.59S

MAST0307D LAS 30 year 5.#

Cmoproj

10:56:47 pm July 22, 2003 Margarita Genis mgenis@rhino Page

Bond	Balance Coupon Delay Factor Index Value	Reset Multiplier
4A24	3,000,000.00 5.25000 24 1.000000 -1.0000
Floor	Current Settle Deal WAC WAM Pricing Coupon Date Speed	Duration @ Px
	5.2500 07/30/03 30 year 5.92 358.00 250.OPSA	90:00
	Price PSA PSA PSA PSA 0 100 325 400	PSA 500
	90:00 6.020 6.046 7.133 8.455	9.352
	Avg Life 29.349 26.988 7.039 3.672 Duration 13.859 13.396 5.467 3.187 First Pay 7/32 8/28 4/08 11/06 Last Pay 4/33 8/32 11/16 8/07	2.798 2.477 3/06 7/06

Bond	Balance Coupon Delay Factor Index Value	Reset Multiplier
4A22	2,001,000.00 5.25000 24 1.000000 -1.0000
Floor	Current Settle Deal WAC WAM Pricing Coupon Date Speed	Duration @ Px
	5.2500 07/30/03 30 year 5.92 358.00 250.OPSA	90:00

Cap

Cap

Price	PSA 0	PSA 100	PSA 325	PSA 400	PSA 500
90:00	6.016	6.019	6.243	8.149	9.074
Avg Life	29.789	29.448	17.493	4.110	3.019
Duration	13.937	13.876	10.634	3.532	2.661
First Pay	4/33	8/32	11/16	8/07	7/06
Last Pay	5/33	5/33	5/33	9/07	8/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.  All rights reserved.

UBS

Fixed Income Research cmoprol.59S

MAST0307D LAS 30 year 5.2

Cmoproj

10:56:47 pm July 22, 2003 Margarita Genis mgenis@rhino Page 1

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A8 7,000,000.00 5.25000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

5.2500	07/30/03 30	year 5.92	358.00 250.OPSA		90:00
Price	PSA 0	PSA 100	PSA 325	PSA 400	PSA 500
90:00	6.191	6.368	6.650	6.718	6.805
Avg Life Duration First Pay Last Pay	20.376 11.190 8/08 5/33	15.304 9.335 8/08 5/33	10.569 7.412 8/08 5/33	9.819 7.066 8/08 5/33	9.003 6.665 8/08 5/33

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A33 34,740,000.00 5.25000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

5.2500	07/30/03 30	year 5.92	358.00 250.OPSA		90:00
Price	PSA 0	PSA 100	PSA 325	PSA 400	PSA 500
90:00	6.191	6.368	6.650	6.718	6.805
Avg Life Duration First Pay Last Pay	20.376 11.190 8/08 5/33	15.304 9.335 8/08 5/33	10.569 7.412 8/08 5/33	9.819 7.066 8/08 5/33	9.003 6.665 8/08 5/33

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D LAS 30 year 5.2

Cmoproj

10:56:47 pm July 22, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A34 3,860,000.00 5.25000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

5.2500	07/30/03 30	year 5.92	358.00 250.OPSA		90:00
Price	PSA 0	PSA 100	PSA 325	PSA 400	PSA 500
90:00	6.191	6.368	6.650	6.718	6.805
Avg Life Duration First Pay Last Pay	20.376 11.190 8/08 5/33	15.304 9.335 8/08 5/33	10.569 7.412 8/08 5/33	9.819 7.066 8/08 5/33	9.003 6.665 8/08 5/33

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D PAC 30 year 5.6

Cmoproj

3:42:16 pm July 23, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A35 30,879,000.00 1.43000 0 1.000000 1ML 1.0300 0.40000 1.00000 7.50000

Floor Current Settle

Deal WAC WAM Pricing Duration

Coupon

Date

Speed

@ Px

0.00000 1.4300 Price	07/30/03 PSA 0	1ML30 year PSA 100	5.76 358.00 PSA 325	325.OPSA PSA 400	90:00 PSA 500	PSA 700	PSA 1000
90:00	2.275	3.313	5.401	5.552	5.552	5.552	6.196
Avg Life	14.485	6.115	2.801	2.698	2.698	2.698	2.318
Duration	12.304	5.474	2.596	2.499	2.499	2.499	2.167
First Pay	8/03	8/03	8/03	8/03	8/03	8/03	8/03
Last Pay	4/27	6/16	3/09	3/09	3/09	3/09	10/07

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D PAC 30 year 5.6

Cmoproj

3:42:16 pm July 23, 2003 Margarita Genis mgenis@rhino

Page 2~

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A37 2,000,000.00 1.43000 0 1.000000 1ML 1.0300 0.40000 1.00000 7.50000

Floor Current Settle

Deal WAC WAM Pricing Duration

Coupon

Date

Speed

@ Px

0.00000 1.4300 Price	07/30/03 PSA 0	1ML30 year PSA 100	5.76 358.00 PSA 325	325.OPSA PSA 400	90:00 PSA 500	PSA 700	PSA 1000
90:00	1.958	2.302	3.141	3.141	3.141	3.141	3.814
Avg Life	24.135	13.510	6.560	6.560	6.560	6.560	4.639
Duration	19.970	12.064	6.132	6.132	6.132	6.132	4.394
First Pay	4/27	6/16	3/09	3/09	3/09	3/09	10/07
Last Pay	2/28	3/20	3/20	3/20	3/20	3/20	10/08

UBS Securities LLC This material has been prepared b> y UBSAG or an affiliate thereo("UBS"). It has no regard to the specific investment obJjectives,fmancial situation or particular needs ofan> y specific recipient. It is published sole/yfor inforneationalPurPoses and is not to be construed as a solicitation or an offer to buy or sell any securities or relatedfmancial instrmeents. No representation or warran ~, either express or implied, is provided in relation to the accuracy, coneP

~ letetiess or reliability ofthe inforneation contained herein except with respect to inforneation concerning UBSAG its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and nea> y differ or be contrary y to opinions expressed b> y other business areas or groups of UBS as a result of using if di event assumePtions and criteria. UBS is under no obligation to update or keep the inforneation current. The securities described herein ma>wot be eligible for sale in allJjurisdictions or to certain categories of investors. UBS its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients nmyhave or have had interests or long or shortPositions in the securities or otherfmancial instruments referred to herein and nea> y at any tittle makePurclmses and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) nea> y actor have acted as market-maker in the securities or otherfmancial instrmeents discussed in this material. UBS nutyProvide investment banking and other services to and/or sen•e as directors of the companies referred to in this report. Neither UBS nor an> y o its affiliates, nor an> y of if its UBS' or any y o its affiliates, directors, employees or agents accepts any y liabili ~for any loss or daneage arising out ofthe use ofall or any part ofthis report United Kingdom and rest ofEuroPe: Except as otherwise specified herein, this neaterial is communicated b> y UBS Lineited a subsidiary of UBS AG to persons who are nearket counterParties or intermediate custoneers (as detailed in the FSA Rules) and is only available to suc/ePersons. The inforneation contained herein does not apply to, and should not be relied upon by, Private custoneers. Switzerland: Distributed by UBSAG to persons who are institutional investors only. Italy: ShouldPersons receiving this research in Italy require additional inforneation or wish to effect transactions in the relevant securities they should contact Giubergis UBS SIM SPA, an associate of UBS SA in Milan. Soot/e Africa: UBS Securities South Africa (Pty) Lineited (incorporating J.D. Anderson & Co.)

if the a member o the JSE

Securities Exchange SA. United States: Distributed to USPersons b> y either UBS Securities LLC or b> y UBS Financial Services Inc, subsidiaries of UBS AG; or b> y a group,

if subsidiary y or a iliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"),

J

to nea Jor US institutional investors

only. UBS Securities LLC or UBS Financial Services Inc. accepts resPonsibili yor the content ofa rePortPrePared by another non-US affiliate when distributed to USPersons by UBS Securities LLC or UBS Financial Services Inc. All transactions b y a USPerson in the securities neentioned in this report niust be effected through UBS Securities LLC or UBS Financial Sen•ices Inc., and not ot through a non-US affiliate. Canada: Distributed 6y UBS Securities Canada Inc, a subsidiary o1 if the and a meneber o the principal Canadian stock exchanges & CI PF. A statement o its nmncial condition and a list ofits directors and senior officers will be provided upon request. Hong Kong: Distributed 6y UBS Securities Asia Limited. Singapore: Distributed 6y UBS Securities Singapore Pte. Ltd. Japan: Distributed 6y UBS Securities Japan Ltd to institutional investors only. Australia: Distributed 6y UBS Capital Markets Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd

(C)

2003, All rights reserved. This report neay not be reproduced or distributed in any nemmer without the perneission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D PAC 30 year 5.6

Cmoproj

3:42:16 pm July 23, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A36 32,879,000.00 6.07000 0 1.000000 1ML 1.0300 7.10000 -1.00000 7.10000

Floor Current Settle

Deal WAC WAM Pricing Duration

Coupon

Date

Speed

@ Px

0.00000 6.0700 Price	07/30/03 PSA 0	1ML30 year PSA 100	5.76 358.00 PSA 325	325.OPSA PSA 400	90:00 PSA 500	PSA 700	PSA 1000
90:00	0.181	-14.847	-49.587	-50.490	-50.490	-50.490	-71.430
Avg Life	15.072	6.565	3.030	2.933	2.933	2.933	2.459
Duration	9.004	6.709	5.250	5.406	5.406	5.406	4.096
First Pay	8/03	8/03	8/03	8/03	8/03	8/03	8/03
Last Pay	2/28	3/20	3/20	3/20	3/20	3/20	10/08

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D PAC 30 year 5.6

Cmoproj

3:42:16 pm July 23, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A38 50,818,800.00 3.75000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

3.7500 Price	07/30/03 30 PSA 0	year 5.76 PSA 100	358.00 PSA 325	325.OPSA PSA 400	90:00 PSA 500	PSA 700	PSA 1000
90:00	4.750	5.689	7.570	7.693	7.693	7.693	8.359
Avg Life	15.072	6.565	3.030	2.933	2.933	2.933	2.459
Duration	10.307	5.225	2.637	2.552	2.552	2.552	2.190
First Pay	8/03	8/03	8/03	8/03	8/03	8/03	8/03
Last Pay	2/28	3/20	3/20	3/20	3/20	3/20	10/08

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D PAC 30 year 5.6

Cmoproj

3:42:16 pm July 23, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A45 42,594,600.00 1.48000 0 1.000000 1ML 1.0300 0.45000 1.00000 8.00000

Floor Current Settle

Deal WAC WAM Pricing Duration

Coupon

Date

Speed

@ Px

0.00000 1.4800 Price	07/30/03 PSA 0	1ML30 year PSA 100	5.76 358.00 PSA 325	325.OPSA PSA 400	90:00 PSA 500	PSA 700	PSA 1000
90:00	2.300	3.249	5.175	5.298	5.298	5.298	5.988
Avg Life	15.072	6.565	3.030	2.933	2.933	2.933	2.459
Duration	12.687	5.827	2.786	2.693	2.693	2.693	2.290
First Pay	8/03	8/03	8/03	8/03	8/03	8/03	8/03
Last Pay	2/28	3/20	3/20	3/20	3/20	3/20	10/08

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D PAC 30 year 5.6

Cmoproj

3:42:16 pm July 23, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A46 42,594,600.00 6.52000 0 1.000000 1ML 1.0300 7.55000 -1.00000 7.55000

Floor Current Settle

Deal WAC WAM Pricing Duration

Coupon

Date

Speed

@ Px

0.00000 6.5200 Price	07/30/03 PSA 0	1ML30 year PSA 100	5.76 358.00 PSA 325	325.OPSA PSA 400	90:00 PSA 500	PSA 700	PSA 1000
90:00	0.989	-13.766	-48.200	-49.143	-49.143	-49.143	-69.661
Avg Life	15.072	6.565	3.030	2.933	2.933	2.933	2.459
Duration	8.683	6.511	5.056	5.201	5.201	5.201	3.980
First Pay	8/03	8/03	8/03	8/03	8/03	8/03	8/03
Last Pay	2/28	3/20	3/20	3/20	3/20	3/20	10/08

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D PAC 30 year 5.6

Cmoproj

3:42:16 pm July 23, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A32 153,179,600.00 4.50000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

4.5000 Price	07/30/03 30 PSA 0	year 5.76 PSA 100	358.00 PSA 325	325.OPSA PSA 400	90:00 PSA 500	PSA 700	PSA 1000
90:00	5.570	6.507	8.380	8.503	8.503	8.503	9.162
Avg Life	15.072	6.565	3.030	2.933	2.933	2.933	2.459
Duration	9.662	5.046	2.590	2.507	2.507	2.507	2.158
First Pay	8/03	8/03	8/03	8/03	8/03	8/03	8/03
Last Pay	2/28	3/20	3/20	3/20	3/20	3/20	10/08
UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D PAC 30 year 5.6

Cmoproj

3:42:16 pm July 23, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A39 11,433,100.00 1.68000 0 1.000000 1ML 1.0300 0.65000 1.00000 7.50000

Floor Current Settle

Deal WAC WAM Pricing Duration

Coupon

Date

Speed

@ Px

0.00000 1.6800 Price	07/30/03 PSA 0	1ML30 year PSA 100	5.76 358.00 PSA 325	325.OPSA PSA 400	90:00 PSA 500	PSA 700	PSA 1000
90:00	2.328	2.544	3.528	3.935	6.089	9.771	13.333
Avg Life	20.131	14.152	6.127	4.991	2.519	1.361	0.949
Duration	16.145	12.142	5.670	4.630	2.346	1.272	0.876
First Pay	8/03	8/03	8/03	8/03	8/03	8/03	8/03
Last Pay	4/29	1/21	3/11	5/10	3/08	6/05	11/04

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D PAC 30 year 5.6

Cmoproj

3:42:16 pm July 23, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value

Reset Multiplier Cap

4A40 4,899,900.00 13.58000 0 1.000000 1ML 1.0300 15.98333 -2.33333 15.98333

Floor Current Settle

Deal WAC WAM Pricing Duration

Coupon

Date

Speed

@ Px

0.00000

13.5800

07/30/03

1ML30 year

5.76

358.00

325.OPSA

90:00

Price	PSA 0	PSA 100	PSA 325	PSA 400	PSA 500	PSA 700	PSA 1000
90:00	15.773	15.882	16.752	17.191	19.476	23.295	27.055
Avg Life	20.131	14.152	6.127	4.991	2.519	1.361	0.949
Duration	5.558	5.286	3.693	3.188	1.860	1.096	0.776
First Pay	8/03	8/03	8/03	8/03	8/03	8/03	8/03
Last Pay	4/29	1/21	3/11	5/10	3/08	6/05	11/04

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D PAC 30 year 5.6

Cmoproj

3:42:16 pm July 23, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A41 14,673,750.00 2.53000 0 1.000000 1ML 1.0300 1.50000 1.00000 7.00000

Floor Current Settle

Deal WAC WAM Pricing Duration

Coupon

Date

Speed

@ Px

0.00000 2.5300 Price	07/30/03 PSA 0	1ML30 year PSA 100	5.76 358.00 PSA 325	325.OPSA PSA 400	90:00 PSA 500	PSA 700	PSA 1000
90:00	3.095	3.219	3.770	3.751	4.069	5.882	8.993
Avg Life	27.004	20.476	9.940	10.247	7.889	3.467	1.719
Duration	18.815	15.415	8.509	8.613	6.811	3.076	1.605
First Pay	4/29	1/21	3/11	5/10	3/08	6/05	11/04
Last Pay	10/31	5/27	11/16	5/33	5/33	8/32	8/05

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D PAC 30 year 5.6

Cmoproj

3:42:16 pm July 23, 2003 Margarita Genis mgenis@rhino

Page

Bond

Balance Coupon Delay Factor Index Value

Reset Multiplier Cap

4A42 4,891,250.00 13.41000 0 1.000000 1ML 1.0300 16.50000 -3.00000 16.50000

Floor Current Settle

Deal WAC WAM Pricing Duration

Coupon

Date

Speed

@ Px

0.00000

13.4100

07/30/03

1ML30 year

5.76

358.00

325.OPSA

90:00

Price	PSA 0	PSA 100	PSA 325	PSA 400	PSA 500	PSA 700	PSA 1000
90:00	15.403	15.462	15.898	15.911	16.223	18.167	21.255
Avg Life	27.004	20.476	9.940	10.247	7.889	3.467	1.719
Duration	6.207	6.023	4.848	4.811	4.204	2.331	1.378
First Pay	4/29	1/21	3/11	5/10	3/08	6/05	11/04
Last Pay	10/31	5/27	11/16	5/33	5/33	10/31	8/05

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D PAC 30 year 5.6

Cmoproj

3:42:16 pm July 23, 2003 Margarita Genis mgenis@rhino Page I

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A43 9,440,501.00 5.25000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

5.2500	07/30/03 30	year 5.76	358.00 325.OPSA 90:00
Price	PSA 0	PSA 100	PSA 325	PSA 400	PSA 500	PSA 700	PSA 1000
90:00	5.667	5.703	5.944	13.283	20.840	31.337	43.849
Avg Life	29.056	26.648	16.953	1.396	0.715	0.433	0.300
Duration	28.231	25.633	15.884	1.237	0.624	0.364	0.240
First Pay	10/31	5/27	11/16	8/03	8/03	8/03	8/03
Last Pay	5/33	5/33	5/33	9/05	8/04	3/04	1/04

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.59S

MAST0307D PAC 30 year 5.6

Cmoproj

3:42:16 pm July 23, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A44 11,000,000.29 5.25000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

5.2500 Price	07/30/03 30 PSA 0	year 5.76 PSA 100	358.00 PSA 325	325.OPSA PSA 400	90:00 PSA 500	PSA 700	PSA 1000
90:00	6.042	6.160	6.751	7.129	7.853	10.373	13.964
Avg Life	27.336	20.686	9.636	7.361	5.086	2.351	1.287
Duration	13.460	11.633	6.894	5.432	3.847	1.921	1.136
First Pay	2/28	9/17	7/08	8/03	8/03	8/03	8/03
Last Pay	5/33	5/33	5/33	5/33	5/33	11/31	8/05

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.596

MAST0307E 30 year 5.9

Cmoproj

3:37:12 pm July 17, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

5A1 37,106,013.85 5.50000 24 1.000000

-1.0000

Floor Current Settle Deal WAC WAM Pricing Duration Coupon

Date

Speed

@ Px

5.5000

07/30/03

30 year

6.01

358.00

325.OPSA

90:00

Price	PSA 0	PSA 100	PSA 325	PSA 400	PSA 500
90:00	6.522	7.009	8.182	8.565	9.063
Avg Life	19.171	11.104	5.075	4.272	3.537
Duration	10.250	6.736	3.716	3.247	2.791
First Pay	8/03	8/03	8/03	8/03	8/03
Last Pay	5/33	5/33	5/33	5/33	5/33

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.